UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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FRANKLIN FINANCIAL SERVICES CORPORATION
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FRANKLIN FINANCIAL SERVICES CORPORATION

20 South Main Street

P.O. Box 6010

Chambersburg, PA   17201-6010

(717) 264-6116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD April 30, 2019

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 30, 2019, at 9:00 a.m. at The Orchards Restaurant, 1580 Orchard Drive, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS.  To elect the four nominees identified in the accompanying Proxy Statement as directors to Class B for three year terms and until their successors are elected and qualified.

2. SAY-ON-PAY.  To provide a non-binding advisory vote approving the compensation paid to our named executive officers in 2018.

3. AMENDMENT TO THE ARTICLES OF INCORPORATION. To approve and adopt an amendment to Franklin Financial’s Articles of Incorporation to add new Article 13 to authorize uncertificated shares.

4. 2019 OMNIBUS STOCK INCENTIVE PLAN. To approve and ratify the Franklin Financial Services Corporation 2019 Omnibus Stock Incentive Plan.

5. RATIFICATION OF THE SELECTION OF AUDITORS.  To ratify the Audit Committee’s selection of BDO USA, LLP as Franklin Financial’s independent registered public accounting firm for 2019.

6. OTHER BUSINESS.  To consider other business, if any, as may properly be brought before the meeting and any adjournments thereof.

Your Board of Directors recommends that you vote:

FOR the election as directors to Class B of the four nominees identified in the accompanying Proxy Statement;

FOR approval of the compensation paid to our named executive officers in 2018 (Say on Pay);

FOR the approval and adoption of the amendment to the Articles of Incorporation;

FOR the approval and ratification of the 2019 Omnibus Stock Incentive Plan; and

FOR the ratification of the selection of BDO USA, LLP as Franklin Financial’s independent registered public accounting firm for 2019.

Only those shareholders of record at the close of business on March 6, 2019 shall be entitled to notice of and to vote at the Annual Meeting.

This year we are taking advantage of the Securities and Exchange Commission Rule allowing companies to furnish proxy materials to their shareholders by the Internet.  We have mailed to our shareholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access this Notice of Annual Meeting of Shareholders and the accompanying proxy statement, annual report and proxy card by the Internet.  The Notice of Internet Availability of Proxy Materials also contains instructions on how you may receive a paper copy of the proxy materials.

The Notice of Internet Availability of Proxy Materials was mailed to our shareholders on or about March 18, 2019.  This Notice of Annual Meeting of Shareholders and the accompanying proxy statement, annual report and proxy card are being made available to shareholders on or about March 18, 2019.

You may vote by completing and returning the enclosed Proxy Card, by internet, by phone or in person at the meeting.  If you attend the meeting and want to change your vote, you may withdraw your proxy and vote in person.

You are cordially invited to attend the meeting and the breakfast which will precede the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

MARK R. HOLLAR, Senior Vice President, Treasurer and Chief Financial Officer

Enclosures

March 18, 2019

Householding of Proxy Materials	33
Annual Report on Form 10-K	34

OTHER MATTERS	34

APPENDIX A – 2019 OMNIBUS STOCK INCENTIVE PLAN	34

GENERAL INFORMATION

We are making this Proxy Statement, the Notice of Annual Meeting of Shareholders, Annual Report and proxy card available to our shareholders by the Internet.  On or about March 18, 2019, we mailed to our shareholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access the Notice of Annual Meeting of Shareholders and this proxy statement, the annual report and proxy card by the Internet.  The Notice of Internet Availability of Proxy Materials also contains instructions on how you may receive a paper copy of the proxy materials.

Date, Time and Place of Meeting

The Annual Meeting of the shareholders of Franklin Financial Services Corporation (hereinafter, "Franklin Financial" or the "Company") will be held on Tuesday, April 30, 2019, at 9:00 a.m. at The Orchards Restaurant, 1580 Orchard Drive,  Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

Shareholders of record at the close of business on March 6, 2019 are entitled to notice of and to vote at the meeting.

Purpose of Meeting

Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting; (1) the election of four (4) directors to Class B for the term of three years and until their successors are elected and qualified; (2) to provide a non-binding advisory vote on the compensation paid to our named executive officers in 2018 as disclosed in this proxy statement (“Say-On-Pay”); (3) to approve and adopt an amendment to the Articles of Incorporation; (4) to approve and ratify the 2019 Omnibus Stock Incentive Plan; (5) to ratify the Audit Committee’s selection of BDO USA, LLP as Franklin Financial’s independent registered public accounting firm for 2019; and (6) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting and any adjournments thereof.

The expense of soliciting proxies will be borne by Franklin Financial. In addition to the use of the mails and the Internet, the directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly owned subsidiary of Franklin Financial.  This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person.  Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Amanda M. Ducey, Corporate Secretary of Franklin Financial, at any time before the proxy is voted at the meeting.  Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy.  In the absence of instructions, all proxies will be voted:

FOR the election of the four nominees identified in this Proxy Statement as directors to Class C for three year terms;

FOR approval of the compensation paid to our named executive officers in 2018 as disclosed in this proxy statement

(Say on Pay);

FOR the approval and adoption of the amendment to the Articles of Incorporation;

FOR the approval and ratification of the 2019 Omnibus Stock Incentive Plan; and

FOR the ratification of the Audit Committee’s selection of BDO USA, LLP as Franklin Financial’s independent registered public accounting firm for 2019.

The enclosed proxy confers upon the persons named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting.  Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, the shares represented by any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Franklin Financial.

Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

At the close of business on December 31, 2018, Franklin Financial had issued and outstanding 4,408,761 shares of common stock.  There is no other class of stock outstanding.

A majority of the outstanding shares of common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting.  Each share is entitled to one vote on all matters submitted to a vote of the shareholders.  In the case of the election of directors, the four candidates receiving the highest number of votes shall be elected directors of Franklin Financial.  Accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees, abstentions and broker non-votes will not influence the outcome of the election.  A majority of the votes cast by shareholders present in person or by proxy and entitled to vote at a meeting at which a quorum is present is required to approve each of the other proposals.  Abstentions and broker non-votes will not be treated as votes cast and, therefore, will have no effect on whether or not a proposal is approved.

To the knowledge of Franklin Financial, no person owned of record or beneficially on December 31, 2018 more than five percent (5%) of the outstanding shares of common stock of Franklin Financial, except as shown:

Name and Address of Beneficial Owner	Shares Owned	Percent of Total Common Shares

M3 Partners, LP *	266,172	6.04%
10 Exchange Place, Suite 510
Salt Lake City, UT 84111

*Based on information reported in a Schedule 13G, filed with the Securities and Exchange Commission on January 30, 2019.

Shares Held in Street Name

If your shares are held in "street name" by your bank or broker or other intermediary, you will receive voting instructions from your intermediary which you must follow in order for your shares to be voted in accordance with your directions.  Many intermediaries permit their clients to vote via the internet or by telephone. Whether or not internet or telephone voting is available, you may vote your shares by returning the voting instruction card which you will receive from your intermediary.

Shareholder Proposals

Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter, the "SEC") and Section 2.4 of the Bylaws of Franklin Financial, shareholder proposals intended to be presented at the 2020 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial no later than November 19, 2019, nor earlier than October 20, 2019, in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 2020 Annual Meeting.  A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the Bylaws of Franklin Financial is not required to be included in Franklin Financial’s proxy statement and proxy form and may not be presented at the 2020 Annual Meeting.  All shareholder proposals should be sent to:  Franklin Financial Services Corporation, Attention: President, 20 South Main Street, P.O. Box 6010, Chambersburg, Pennsylvania  17201-6010.

Availability of Proxy Materials for the Shareholders Meeting to Be Held on April 30, 2019.

This Proxy Statement, the form of proxy and the 2018 Annual Report to Shareholders are available at:

www.edocumentview.com/fraf

Recommendations of the Board of Directors

The Board of Directors recommends that the shareholders vote:

FOR the election as directors to Class B for three year terms, the four nominees identified in this proxy statement.

FOR approval of the compensation paid to our named executive officers in 2018 as disclosed in this proxy statement (Say on Pay).

FOR the approval and adoption of the amendment to the Articles of Incorporation;

FOR the approval and ratification of the 2019 Omnibus Stock Incentive Plan; and

FOR the ratification of the Audit Committee’s selection of BDO USA, LLP as Franklin Financial’s independent registered public accounting firm for 2019.

CORPORATE GOVERNANCE POLICIES, PRACTICES AND PROCEDURES

Franklin Financial is and always has been committed to the highest ideals in the conduct of its business and to observing sound corporate governance policies, practices and procedures.

In order to comply with the requirements of the Sarbanes-Oxley Act and related SEC rules and regulations, Franklin Financial has taken a number of actions which are intended to strengthen and improve its commitment to sound corporate governance.  These actions include the following:

•	The Board of Directors has adopted formal Corporate Governance Guidelines, a copy of which is posted on Franklin Financial's website at www.franklinfin.com.

•

The Board of Directors has adopted a Conflicts of Interest Policy for Directors and Executive Officers that focuses on issues of ethical business conduct relating to conflicts of interest, which is contained in the Code of Ethics policy and is posted on Franklin Financial’s website at www.franklinfin.com.

•

The Board of Directors has adopted a Code of Ethics Applicable to Senior Executives addressing the integrity of Franklin Financial’s periodic reports filed with the Securities and Exchange Commission and other public communications, and compliance with all applicable governmental rules and regulations, as required by the Sarbanes-Oxley Act and related SEC rules and regulations, which is posted on Franklin Financial’s website at www.franklinfin.com.

•

The Board of Directors has adopted written charters for its Audit, Compensation and Personnel, and Nominating and Corporate Governance Committees, copies of which are posted on Franklin Financial's website at www.franklinfin.com.

Pursuant to the terms of its Corporate Governance Guidelines, Franklin Financial’s "independent directors" meet at least quarterly in executive session (i.e., without the presence of the Chief Executive Officer or other members of Franklin Financial's management).

ELECTION OF DIRECTORS

General Information

The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than twenty-five persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting at which directors in his class are elected.

Franklin Financial’s Bylaws provide for the mandatory retirement of directors at the end of the calendar year in which a director reaches age 72.  The Corporate Governance Guidelines provide that no director may be nominated to a new term if he or she would be age 72 or older at the time of election.   Director Walker will reach the mandatory retirement age in 2019.

The Board of Directors has determined that the Board shall consist of twelve directors. There are four directors whose terms of office will expire at the 2019 Annual Meeting and one continuing director whose term will end at the end of 2019, and seven continuing directors whose terms of office will expire at the 2020 or 2021 Annual Meeting. The Board of Directors has nominated the following persons for election to the Board of Directors at the 2019 Annual Meeting to the class and for the term specified below:

CLASS B

For a Term of Three Years

Martin R. Brown	Gregory A. Duffey	Allan E. Jennings, Jr.	Patricia D. Lacy

In the event that any of the foregoing nominees are unable to accept nomination or election, the shares represented by any proxy given pursuant to this solicitation will be voted in favor of such other persons as the Board of Directors of Franklin Financial may recommend.  The Board of Directors, however, has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

Nominations for Election of Directors

In accordance with Section 3.5 of the Bylaws of Franklin Financial, any shareholder of record entitled to vote for the election of directors who is a shareholder on the record date and on the date of the meeting at which directors are to be elected may nominate a candidate for election to the Board of Directors, provided that the shareholder has given proper written notice of the nomination, which notice must contain certain prescribed information and must be delivered to the President of Franklin Financial not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. The Chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

Shareholders may also recommend qualified persons for consideration by the Nominating and Corporate Governance Committee to be included in Franklin Financial's proxy materials as a nominee of the Board of Directors. A shareholder who wishes to make such a recommendation must submit his recommendation in writing addressed to the Chairman of the Board, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010. The recommendation must include the proposed nominee's name and qualifications and must be delivered not less than 120 days prior to the anniversary date of the immediately preceding annual meeting.

Nominating and Corporate Governance Committee Process for the Selection and Evaluation of Nominees

Franklin Financial's Board of Directors has adopted a Job Description identifying the qualifications expected of a member of the Board of Directors and the criteria to be applied by the Nominating and Corporate Governance Committee in evaluating candidates who will be recommended to the Board of Directors as nominees for election to the Board. A candidate must possess good business judgment and must be free of any relationship which would compromise their ability to properly perform the duties of a director. A candidate must have sufficient financial background and experience to be able to read and understand financial statements and to evaluate financial performance. A candidate should have proven leadership skills and management experience and should be actively involved in the community served by Franklin Financial and its subsidiaries. A candidate must be willing and able to commit the time and attention necessary to actively participate in Board affairs. In addition, a candidate must be a person of integrity and sound character.  Although the Nominating and Corporate Governance Committee does not have a policy with regard to considering diversity in identifying nominees for director, the Committee does consider whether a candidate’s age, background, skills and experience will compliment or supplement those of other members of the Board of Directors in order to achieve an appropriate balance and diversity of such qualities and characteristics.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating potential nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that a vacancy is anticipated or otherwise arises, the Nominating and Corporate Governance Committee typically considers and interviews several potential candidates for appointment to fill the vacancy. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, shareholders and other persons. These candidates are evaluated by the Nominating and Corporate Governance Committee and may be considered at any time during the year. In evaluating potential nominees, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, skills and experience on the Board. The Nominating and Corporate Governance Committee has not engaged third party consultants in connection with the identification or evaluation of potential nominees.

The Nominating and Corporate Governance Committee will consider persons recommended by shareholders as potential nominees for election to the Board of Directors, provided that recommendations are made in accordance with the procedures described above under the caption "Nominations for Election of Directors." A potential nominee who is recommended by a shareholder will be evaluated by the Nominating and Corporate Governance Committee in the same fashion as other persons who are considered by the Committee as potential candidates for election to the Board of Directors.

Director Independence

The Board of Directors has determined that each director is an "independent director," as such term is defined in the NASDAQ Stock Market Rules except for Timothy G. Henry, President and CEO, Franklin Financial Services Corporation and Farmers and Merchants Trust Company.

Information about Nominees and Continuing Directors

Information concerning the four persons nominated for election to Class B of the Board of Directors of Franklin Financial at the 2019 Annual Meeting and concerning the eight continuing directors follows.

NOMINEES FOR CLASS B DIRECTORS (Term expires 2022)

Martin R. Brown

Age: 67

Year Became Director: 2006

Committees: Audit, Executive, Compensation and Personnel, Trust (Chair)

Mr. Brown graduated with honors from the Pittsburgh Institute of Mortuary Science in 1973.  He is a licensed Pennsylvania Funeral Director who operates three family owned funeral homes within the Company's Fulton and Huntingdon County market area.  Additionally, Mr. Brown is President of M.R. Brown Management, Inc. where he is the managing general partner of Sandy Ridge Express convenience store, Sandy Ridge A&W Restaurant and Marymart Family LP, which owns Sandy Ridge Station Mall.  Along with his wife, Mr. Brown is the owner of the Sandy Ridge Market, a full service grocery store located at the Sandy Ridge Station Mall.  Mr. Brown has served and continues to serve on the boards of organizations within the Company's Fulton and Huntingdon County market area.  The Board of Directors values Mr. Brown's entrepreneurial background and business management experience and his status as a business leader in the Company’s Fulton and Huntingdon County market area.

Gregory A. Duffey

Age: 60

Year Became Director: 2015

Committees: ALCO, Nominating and Corporate Governance, Trust

Mr. Duffey is President of CFPM Insurance, a division of KSI Insurance. Mr. Duffey began his career in the insurance business in 1980 after attending Shippensburg University. The Board of Directors values Mr. Duffey’s experience as a business and community leader.  For more than thirty years, Mr. Duffey has been very active in the Company’s Franklin County market area having served on the boards or in leadership positions of non-profit and community development organizations.

Allan E. Jennings, Jr.

Age: 69

Year Became Director: 2002

Committees: ALCO, Audit (Chair), Credit Risk Oversight, Executive, Compensation and Personnel

Mr. Jennings graduated with honors from Lehigh University in 1971 with a B.S. in Industrial Engineering.  He has been President and CEO of Jennings Automotive, Inc. (dba Jennings Chevrolet Buick GMC) since 1986.  Mr. Jennings is a former director and past Chairman of the Pennsylvania Automotive Association and the Chambersburg Area Development Corporation.  The Board of Directors values Mr. Jennings' entrepreneurial background and business experience, including his knowledge of sales and marketing, and his leadership in the automotive industry.  His participation on local boards provides valuable information relative to the Franklin County market area.

Patrica D. Lacy

Age: 60

Year Became Director: 2015

Committees: Nominating and Corporate Governance, Compensation and Personnel, Trust

Ms. Lacy graduated from Temple University in 1980 with a B.A. in Sociology, and from Dickinson School of Law with a J.D. degree in 1983.  Ms. Lacy currently serves as President and a Director of the Beistle Company, a world renowned manufacturer of decorations and party goods. Her career with the Beistel Company began in 1989 and she has served in a number of positions including Director of Human Resources and General Counsel.  She has served as President since 2002 and as a Director since 1998. The Board of Directors values Ms. Lacy’s leadership skills and her knowledge of business, human resources, and corporate governance.  Ms. Lacy is a business and community leader in the Company’s Cumberland County market area.

CLASS A DIRECTORS (Term expires 2020)

G. Warren Elliott

Age:  64

Year Became Director:  1991

Chairman of the Board since 2012

Vice Chairman of the Board 2010-2011

Committees:  ALCO, Audit, Credit Risk Oversight, Executive (Chair), Nominating and Corporate Governance, Compensation and Personnel (Chair)

Mr. Elliott graduated with honors with a B.A. in Public Administration and an M.S. in Public Administration from Shippensburg University in 1976 and 1977 respectively.  He is a Distinguished Alumnus of Shippensburg University and in 2014 he was presented an honorary Doctoral degree in Public Service.  He is also a Distinguished Alumnus and Centennial Fellow of Penn State Mont Alto.

Mr. Elliott is currently President of Cardinal Crossings, Inc. and CCI Properties, LLC, municipal government consulting and real estate investment firms.  From 1991 to 1995 he served as an adjunct faculty member at Shippensburg University teaching state and local government.  Mr. Elliott also served Franklin County as a Commissioner for many years and as Chairman of the Board of Commissioners from 1996 to 2007.  Mr. Elliott has been recognized by a number of civic awards, most recently the Chambersburg Area Development Corp – Zane Miller Award received in 2010.  Mr. Elliott has served and continues to serve on the boards of numerous organizations within the Company’s trade area.  He also serves as a commissioner on the Pennsylvania Fish and Boat Commission, and he is a member of the Chesapeake Bay Commission and the Mid-Atlantic Fisheries Management Council.  The Board of Directors values Mr. Elliott’s considerable knowledge regarding county and local government, his entrepreneurial experience with business and sales, as well as the leadership skills he has developed through his service in Franklin County government and civic service.

Timothy G. Henry

Age: 60

Year Became Director: 2016

Mr. Henry joined Franklin Financial and F&M Trust as President and as a Director on February 1, 2016. He became Chief Executive Officer on July 1, 2016.  Mr. Henry received a bachelor’s degree in dairy science from the Pennsylvania State University and an MBA from St. Joseph’s University in Philadelphia.   Mr. Henry has had a career of more than 30 years in the banking industry in central Pennsylvania and the Hagerstown and Frederick, Maryland areas.  He has extensive experience in managing branch networks, lending and private banking.  He served as Chief Executive Officer of Centra Bank, a start-up in Hagerstown, and as a senior officer of BlueRidge Bank, a start-up in Frederick, where he gained significant experience in risk management, compliance and operations.  Most recently, Mr. Henry served for three years as Susquehanna Bank’s Commercial Executive for its Washington County, Maryland region.    The Pennsylvania Banking Code requires that a bank president be a member of the bank’s board of directors.  In addition, the Board believes that it is important that the President serve as a Director so that the President may interact with his fellow Directors on a peer to peer basis.  The Board of Directors values Mr. Henry’s depth and breadth of experience in the banking industry.

Stanley J. Kerlin

Age: 65

Year Became Director: 2006

Committees: ALCO (Chair), Credit Risk Oversight, Executive, Trust

Mr. Kerlin graduated Cum Laude with a B.A. Degree in History from Elizabethtown College in 1976 and a J.D. Degree from Dickinson School of Law in 1979.  Mr. Kerlin has engaged in the active practice of law for over 35 years and has owned and operated his own law practice as both a partner and a sole practitioner.  Mr. Kerlin is active in his church and in several community and political organizations within the Company's Fulton and Huntingdon County market area.  Mr. Kerlin's knowledge of business and management provide valuable insight to the Board.  The Board of Directors values Mr. Kerlin’s perspective as a lawyer and community leader in the Company’s Fulton and Huntingdon County market area.

Martha B. Walker

Age: 72

Year Became Director: 1979

Committees: Credit Risk Oversight (Chair), Executive, Nominating and Corporate Governance, Trust

Ms. Walker graduated from the Dickinson School of Law in 1972 with a J.D. degree.  She has been a practicing attorney for over 40 years handling domestic relations, estate administration, real estate transactions, small business and estate planning and has been a managing partner for law firms for over 30 years. Ms. Walker currently is a partner in the law firm of Walker, Connor and Spang, LLC.  She was a partner in the firm of Barley, Snyder, Senft & Cohen, LLC from 1998 to 2006.   Ms. Walker has been an Assistant Professor at Wilson College and Penn State Mont Alto. She was a business owner and director of Baum Publishing Company, Inc., a weekly newspaper in Bucks County, Pennsylvania, for 15 years.  Ms. Walker has been the Chairman or President of non-profit organizations and continues to serve on the boards of a number of organizations in this Company's trade area.  Numerous honors and awards include being the first woman member of the Franklin County Bar Association, first woman President of the Franklin County Bar Association, and first woman in Franklin County named to a local bank Board of Directors.  Ms. Walker's wide range of experience as a lawyer and her leadership in the Franklin County community are valued by the Board of Directors. Her long tenure as a Director speaks to her high level of dedication to the Company, shareholders, and employees.  Ms. Walker will reach the Board mandatory retirement age in 2019 and will retire from the Board at the end of the calendar year.

CLASS C DIRECTORS (Term expires 2021)

Daniel J. Fisher

Age:  62

Year Became Director: 2010

Committees: ALCO, Audit, Nominating and Corporate Governance (Chair), Compensation and Personnel

Mr. Fisher graduated from Muhlenberg College with a B.A. in Business Administration in 1978 and from Lehigh University with a MS in Management Science in 1986. Mr. Fisher retired as President and CEO of D. L. Martin Company on June 30, 2017 and remains active on its Board, and as an Operations Consultant.  The Board of Directors values Mr. Fisher’s manufacturing background and experience.  Mr. Fisher is active in his community and the Company’s Franklin County market area, where he has served and continues to serve on various boards.

Donald A. Fry

Age:  69

Year Became Director: 1998

Committees:  Executive, Compensation and Personnel, Trust

Mr. Fry graduated from Waynesburg University in 1973 with a B.A. in Accounting and Economics.  Mr. Fry currently serves as Chairman of the Board of ANDOCO, Inc. which trades as Cumberland Valley Rental.  Although retired from the day-to-day operations, Mr. Fry continues to be active in the company.  He has served and continues to serve on the boards of organizations within the Company's Shippensburg, Pennsylvania market area. The Board of Directors values Mr. Fry's entrepreneurial and business experience and his accounting background.

Richard E. Jordan III

Age:  46

Year Became Director:  2012

Committees:  ALCO, Audit, Credit Risk Oversight

Mr. Jordan graduated from Dickinson College in 1995 with a B.A. in Spanish.  Mr. Jordan is President and C.E.O of Smith Land & Improvement Corporation, where he served as Vice President and C.O.O. from 2003 to 2017, a commercial real estate development business located in Camp Hill, Pennsylvania, with new and existing developments in Central Pennsylvania.  Mr. Jordan is involved in all facets of real estate development and management including selling, leasing, property management, and tenant relations.  Mr. Jordan was named as one of Central Penn Business Journal’s “Forty Under 40” in 2011.  Mr. Jordan serves on various boards in the Company’s Cumberland County market area.  The Board of Directors values Mr. Jordan’s business and leadership experience and his community involvement.

Donald H. Mowery

Age: 67

Year Became Director: 2010

Committees: Audit, Credit Risk Oversight, Nominating and Corporate Governance

Mr. Mowery is managing partner of RSM Associates, LP, a real estate development firm focusing on the development of business centers and industrial parks. Additionally he is the third generation former owner and CEO of R. S. Mowery & Sons, Inc., a regional contractor founded in 1925.  His career in the construction and real estate development industries spans over 48 years, beginning as a laborer in 1968 and advancing through various positions over the years. Mr. Mowery received a B.S. in Civil Engineering in 1974 from Drexel University.  He has completed post-baccalaureate studies in engineering and construction management at the Pennsylvania State University.  Mr. Mowery is a Registered Professional Engineer.  Mr. Mowery's business and leadership expertise provide our Board with valuable insights, particularly pertaining to the construction industry, real estate development, and family businesses.  As a life-long resident of the area, Mr. Mowery is a well-known and respected member of the community, which provides positive exposure for the Company in the market area that he represents.

Common Stock Ownership of Directors, Nominees and Executive Officers

The following table includes information concerning shares of Franklin Financial common stock beneficially owned by directors, nominees, and the executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group. There are no family relationships between or among any of the Company's executive officers, directors or nominees.

	Shares of Stock of Franklin		Percentage of Total
	Beneficially Owned as of		Outstanding Shares as of
Name	12/31/2018 (1)		12/31/2018 (2)

Martin R. Brown	5,712
Steven D. Butz	10,722	(3)
Gregory A. Duffey	5,109
G. Warren Elliott	7,568
Daniel J. Fisher	17,687
Donald A. Fry	5,812
Timothy G. Henry	9,668	(4)
Mark R. Hollar	16,550	(5)
Allan E. Jennings, Jr.	16,097	(6)
Richard E. Jordan III	2,507
Stanley J. Kerlin	31,345	(7)
Patricia D. Lacy	6,752
Donald H. Mowery	41,267	(8)
Martha B. Walker	6,460	(9)

All Directors and Executive Officers as a Group (20 Persons)	236,310		5.40%

_____________________

(1)

Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with SEC Rule 13d-3, which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or to direct the disposition of the stock. A person is also deemed to own any stock which he has the right to acquire within 60 days through the exercise of an option or conversion right, through the revocation of a trust or similar arrangement, or otherwise.  Unless otherwise stated, each director and executive officer has sole voting and investment power with respect to the shares shown above or holds the shares jointly with his or her spouse.

(2)	Unless otherwise stated, the number of shares shown represents less than one percent of the total number of shares of common stock outstanding.
(3)	Includes options issued under the Incentive Stock Option Plan and options issued under the Employee Stock Purchase Plan as reported in the Outstanding Equity Award table.
(4)	Includes options issued under the Incentive Stock Option Plan and options issued under the Employee Stock Purchase Plan as reported in the Outstanding Equity Award table.
(1)	Includes options issued under the Incentive Stock Option Plan and options issued under the Employee Stock Purchase Plan as reported in the Outstanding Equity Award table.
(5)	Includes 12,062 shares held in the name of Mr. Jennings’ spouse.
(6)	Includes 5,304 shares held by Mr. Kerlin as co-trustee of the Kerlin Family Trust and 21,158 shares with respect to which Mr. Kerlin holds power of attorney.
(7)	All shares held by an entity controlled by Mr. Mowery.
(8)	Includes 3,797 shares held by Ms. Walker in an IRA.

Meetings of the Board of Directors

Franklin Financial's Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board of Directors, meetings of the committees on which they serve, and the annual meeting of shareholders. The Boards of Directors of the Company and of F&M Trust met a total of 67 times, including committee meetings, during 2018.  All directors attended 75% or more of the aggregate number of meetings of the Boards of Directors and of the various committees of the Board of Directors on which they served, and all directors attended the annual meeting of shareholders in 2018.

2018 Director Compensation

Director compensation, including fees and other forms of compensation are set annually by the Compensation and Personnel Committee. For 2018, the Committee recommended and the Board of Directors approved an increase in fees of 3%. In addition, the Board of Directors approved an annual retainer of $500 for the Chair of all Board Committees, other than Audit Committee, effective in 2018.

The following table sets forth the components of compensation for non-employee directors for 2018.

Board Fees	2018
Board Chair Annual Retainer	$27,810
Annual Board Retainer - Franklin Financial	$11,120
Annual Board Retainer - F&M Trust	$18,589
Audit Committee Chair Annual Retainer	$7,500
Committee Chair Annual Retainer	$500
Committee Meeting Fee (Franklin Financial or F&M Trust)	$500

The following table provides certain summary information concerning the total compensation paid or accrued by Franklin Financial and F&M Trust in 2018 to each non-employee member of the Board of Directors.

2018 DIRECTOR COMPENSATION

	Fees
	Earned	Non-Equity
	or Paid in	Incentive Plan	All Other
	Cash (1)	Compensation (2)	Compensation		Total
Name	$	$	$		$
Martin R. Brown	42,651	-	1,995	(3)	44,646
Gregory A. Duffey	39,446	-	-		39,446
G. Warren Elliott	69,967	-	-		69,967
Daniel J. Fisher	39,405	-	-		39,405
Donald A. Fry	38,905	-	-		38,905
Allan E. Jennings, Jr.	46,950	-	-		46,950
Richard E. Jordan III	35,659	-	-		35,659
Stanley J. Kerlin	42,110	-	-		42,110
Patricia D. Lacy	41,069	-	-		41,069
Donald H. Mowery	36,200	-	-		36,200
Martha B. Walker	41,569	-	16,392	(4)	57,961

_____________________

(1)

The amount reported is the aggregate dollar value of all fees earned (even if deferred) or paid in cash for services as a director in 2018, including annual retainer fees, committee and/or chairmanship fees and meeting fees.

(2)

The amounts reported in this column consist of payouts earned in the indicated year in respect of the Company's performance for the previous year under the Director Pay for Performance Program, a non-equity incentive compensation plan described below.

(3)	The amount reported is the annual premium paid by Franklin Financial on a split-dollar life insurance policy maintained for the benefit of the director.
(4)	The amount reported is the amount paid to the Director under a deferred compensation arrangement known as the Brick Plan described below.

Director fees payable by F&M Trust are eligible to be deferred pursuant to the Farmers and Merchants Trust Company of Chambersburg Directors’ Deferred Compensation Plan (the “Director Deferred Compensation Plan”).  Participation in the Director Deferred Compensation Plan is voluntary and each participant may elect each year to defer all or a portion of their F&M Trust director’s fees.   Each participant directs the investment of his own account among various publicly available mutual funds designated by the Bank’s Investment and Trust Services department.  Growth of each participant’s account is a result of investment performance and is not the result of an interest factor or interest formula established by the participant or the Bank.  The balance in such director’s deferred benefit account is payable to a designated beneficiary within 60 days upon the first to occur of the director’s retirement from the Board or death. The director may select a lump sum payout or may elect to receive a payout over a period of up to five years.  Directors participating in this plan and amounts deferred for 2018 are: Brown, Fisher, Fry, Lacy and Walker.  Each participating director deferred $18,048.

Director fees payable by F&M Trust from 1982 to 1988 were eligible to be deferred under a deferred compensation arrangement known as the Brick Plan.  The components of the plan were life insurance policies on the lives of the participating directors with the Bank as beneficiary and an individual agreement between the Bank and each director that outlined future payments to the director commencing at age 65.  The director is to be paid a fixed amount monthly over a ten year period beginning at age 65.  Director Walker received a payout of $16,392 in 2018 and is the only director in the plan.

In January, 2008, the Board of Directors adopted the Director Pay for Performance Program (the "Pay for Performance Program") under the terms of which non-employee directors are eligible to receive an annual cash bonus if Franklin Financial achieves certain financial targets established in advance by the Board. The financial targets are expressed in terms of the average annual increase in diluted earnings per share over rolling measurement periods of three calendar years each. The target bonus payable under the Pay for Performance Program is an amount equal to 10% of the total Franklin Financial and F&M Trust retainer fees earned by a participant during the third calendar year of the three year measurement period.  A director may receive a bonus which is more or less than the target bonus, depending upon the extent to which Franklin Financial meets or exceeds the financial target established by the Board for the three-year measurement period. Bonuses earned under the Pay for Performance Program are paid in the second quarter of the calendar year following the third calendar year of the three-year measurement period.

The following table shows the potential payouts, as described above, under the Pay for Performance Program.

Average Annual Increase In Diluted Earnings Per Share	Target	Amount of Bonus as a
During a Three-year Measurement Period	Bonus	% of Target Bonus	% Payout

0% or less		0%	0.0%
.01% to 4.99%		50%	5.0%
5.00% to 7.99%	10%	100%	10.0%
8.00% to 9.99%		125%	12.5%
10.00% or greater		150%	15.0%

The following table reports the average annual increase in diluted earnings per share and the expected percentage payout, as described in the table above. The payout earned in 2017 was paid in 2018. There was no payout earned for 2018.

		Director's PFP		Director's PFP
		2017 Plan Year		2018 Plan Year
Year		Diluted EPS	% Change	Diluted EPS	% Change
2014		$2.00
2015		$2.40	20.00%	$2.40
2016		$1.88	-21.67%	$1.88	-21.67%
2017	(1)	$2.84	51.06%	$2.84	51.06%
2018				$1.39	-51.06%

3 Year Average Annual Increase			16.5%		-7.2%
Payout Percentage			10%		0.0%

(1) The Compensation and Personnel Committee met in February 2018 to address the Directors Pay for Performance Program. As part of this review, the Committee considered action taken by the Board of Directors in January 2018 to exclude the negative effect of the legal reserve and the write-down of the net deferred tax assets on the Company’s net income in 2017 and for any future period calculations. This action was taken due to the unique and nonrecurring nature of these events. The effect of this adjustment increased the reported 2017 diluted earnings per share from $.50 to $2.84 as shown in the table above.

BOARD STRUCTURE AND COMMITTEES

Leadership of the Board of Directors is placed in an independent Chairman.  The Board performs its risk management oversight role through its committee structure.  In addition to the Audit, Nominating and Corporate Governance, and Compensation and Personnel committees described below, the Board also has Asset-Liability, Credit Risk Oversight, and Investment and Trust committees.  An independent director chairs each of these committees.  Board members are selected to serve on committees where it is believed that their knowledge and experience will be most beneficial to the Company.  Each board committee meets at least quarterly.

The following table shows the committee structure of Franklin Financial and F&M Trust.

	Franklin Financial					F&M Trust

			Nominating &				Credit
	Asset-		Corporate	Compensation			Risk
	Liability	Audit	Governance	& Personnel	Executive	Trust	Oversight	Executive

Martin R. Brown		*		*	*	Chair		*
Gregory A. Duffey	*		*			*
G. Warren Elliott	*	*	*	Chair	Chair		*	Chair
Daniel J. Fisher	*	*	Chair	*
Donald A. Fry				*	*	*		*
Allan E. Jennings, Jr.	*	Chair		*	*		*	*
Richard E. Jordan III	*	*					*
Stanley J. Kerlin	Chair				*	*	*	*
Patricia D. Lacy			*	*		*
Donald H. Mowery		*	*				*
Martha B. Walker			*		*	*	Chair	*

*Member

Audit Committee

Number of Meetings in 2018: 4

The Audit Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over the integrity of Franklin Financial's financial statements, Franklin Financial's compliance with applicable legal and regulatory requirements and the performance of Franklin Financial's internal audit function. The Audit Committee is responsible for the appointment, compensation, oversight and termination of Franklin Financial's independent auditors and regularly evaluates the independent auditors' independence from Franklin Financial and Franklin Financial's management. The Audit Committee reviews and approves the scope of the annual audit and is also responsible for, among other things, reporting to the Board on the results of the annual audit and reviewing the financial statements and related financial and nonfinancial disclosures included in Franklin Financial's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The Audit Committee also reviews Franklin Financial's disclosure controls and procedures and internal controls. The Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement and oversees investigations into complaints concerning accounting and auditing matters. The Audit Committee also meets periodically with Franklin Financial's independent auditors and with Franklin Financial's internal auditors outside of the presence of management and has authority to retain outside legal, accounting and other professionals to assist it in meeting its responsibilities.

The Audit Committee operates under a charter adopted by the Board of Directors, which is posted on Franklin Financial's website at www.franklinfin.com.  All members of the Audit Committee were at all times during 2018 “independent directors” as such term is defined by the rules of the NASDAQ Stock Market. The Board of Directors has not designated an “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act and applicable SEC rules and regulations because it believes that each member of the Audit Committee is qualified in terms of background and experience to perform his duties as a member of the Committee and because it believes that an audit committee financial expert is not necessary in light of Franklin Financial's size, the nature of its business and the relative lack of complexity of its financial statements.

Nominating and Corporate Governance Committee

 Number of Meetings in 2018: 4

The Nominating and Corporate Governance Committee is responsible, among other things, for recommending to the Board of Directors persons to be nominated for election to the Board, persons to be appointed to fill vacancies on the Board and persons to be elected as officers of the Board. The Nominating and Corporate Governance Committee operates under a charter adopted by the Board of Directors, which is posted on Franklin Financial's website at www.franklinfin.com. All members of the Nominating Committee were at all times during 2018 “independent directors” as such term is defined by the rules of the NASDAQ Stock Market.

Compensation and Personnel Committee

Number of Meetings in 2018: 5

The Compensation and Personnel Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over Franklin Financial's compensation policies and procedures. The Compensation and Personnel Committee is responsible for reviewing and approving senior officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the administration of the Company's compensation program generally as it affects all other officers and employees, for administering the Company's incentive compensation programs (including the Incentive Stock Option Plan), for approving and overseeing the administration of the Company's employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board with respect to director compensation. The Committee operates under a charter adopted by the Board of Directors, which is posted on Franklin Financial's website at www.franklinfin.com.  All members of the Compensation and Personnel Committee were at all times during 2018 "independent directors" as such term is defined by the rules of the NASDAQ Stock Market.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Personnel Committee is an employee or former employee of Franklin Financial or F&M Trust. There were no compensation committee “interlocks” at any time during 2018, which in general terms means that no executive officer or director of Franklin Financial served as a director or member of the compensation committee of another entity at the same time as an executive officer of such other entity served as a director of Franklin Financial.

EXECUTIVE COMPENSATION

The Compensation and Personnel Committee of the Company's Board of Directors administers the Company's executive compensation program. The Company currently has nine senior officers, including the President and Chief Executive Officer. The Compensation and Personnel Committee, which is composed entirely of independent directors, is responsible for reviewing and approving senior officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the administration of the Company's compensation program generally as it affects all other officers and employees, for administering the Company's incentive compensation programs (including the Incentive Stock Option Plan), for approving and overseeing the administration of the Company's employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board with respect to director compensation.

The Compensation and Personnel Committee operates under a charter adopted by the Board of Directors. The Committee annually reviews the adequacy of its charter and recommends changes to the Board for approval. The Committee meets at scheduled times during the year and on an "as necessary" basis, The Chairman of the Compensation and Personnel Committee reports on Committee activities and makes Committee recommendations at meetings of the Board of Directors.

The Compensation and Personnel Committee believes that executive compensation should be tied to individual performance, should vary with the Company's performance in achieving its financial and non-financial objectives, and should be structured so as to be closely aligned with the interests of the Company's shareholders. The Committee also believes that the compensation package of each senior officer should include an at-risk, performance-based component and that this component should increase as an officer's authority and responsibility increase. The Committee's philosophy is reflected in the Company's compensation objectives for its senior officers, which are as follows:

•	Create a merit-based, pay for performance incentive-driven system which is linked to the Company’s financial results and other factors that directly and indirectly influence shareholder value;
•	Establish a compensation system that enables the Company to attract and retain talented executives who are motivated to advance the interests of the Company's shareholders; and
•	Provide a total compensation package that is fair in relation to the compensation practices of comparable financial institutions.

The elements of total compensation paid by the Company to its senior officers, including the Chief Executive Officer (the "CEO") and the other executive officers (collectively, together with the CEO, the “Named Executive Officers”) identified in the Summary Compensation Table following this discussion, include:

•	Base salary;
•	Short-term incentive compensation in the form of cash awards granted under the Company’s Management Group Pay for Performance Program;
•	Long-term incentive compensation in the form of stock options granted under the Company’s Incentive Stock Option Plan;
•	Benefits under the Company’s retirement plan; and

•	Benefits under the Company’s health and welfare benefits plans.

Base Salary

The base salaries of the Named Executive Officers are reviewed by the Compensation and Personnel Committee annually in December of each year, as well as at the time of any promotion or significant change in job responsibilities. Base salaries for our senior officers are established based upon the scope of their responsibilities, taking into account compensation paid by comparable financial institutions for similar positions.

Short-Term Incentive Compensation

The Company has adopted the Management Group Pay for Performance Program (the "PFP Program") for purposes of linking a portion of the compensation of its senior officers, including the Named Executive Officers, to the success of the Company in meeting certain financial targets which are established annually by the Compensation and Personnel Committee. Under the terms of the PFP Program, the Committee establishes in February of each year five distinct financial targets for the following: (1) tax equivalent net interest income, (2) noninterest income, (3) noninterest expense, (4) loan quality, and (5) corporate net income.  Target (4) is measured against national peer group loan quality data published by the Federal Reserve System in the Bank Holding Company Performance Report.

Each PFP Program target is evaluated separately and is assigned a payout range expressed as a percentage of annual base salary. Payouts under the PFP Program are determined on the basis of the Company's performance relative to the targets established by the Committee.  The potential annual payout for targets one through four range from 0% to 2.5%, and from 0 – 12% for target five, resulting in an aggregate payout range from 0% to 22% percent of an executive's annual base salary. To earn a payout in any target category, the established target must be met or exceeded.  In addition, the PFP Program payout level is dependent upon the executive’s annual performance rating and receipt of the peer group data which is usually unavailable until after the mailing of the Proxy Statement.

In February 2018, the Committee reviewed the 2017 PFP Program targets. The Committee determined that the targets for measurements (1), (2) and (3) were achieved. Measurement (4) was not achieved.  With regard to measurement (5), the Committee considered action taken by the Board of Directors in January 2018 to exclude the negative effect of the legal reserve and the write-down of the net deferred tax assets on the Company’s net income in 2017. This action was taken due to the unique and nonrecurring nature of these events.  Excluding the effect of the previously mentioned items, measurement (5) was achieved.  Based on these results, the 2017 PFP Program award was 8.5% and was paid out in 2018.

Long-Term Incentive Compensation

The Company uses the grant of incentive stock options under its Incentive Stock Option Plan as the primary vehicle for providing long-term incentive compensation opportunities to its senior officers, including the Named Executive Officers. The Plan provides for the grant of incentive stock options to purchase shares of Company common stock at a per share exercise price which is not less than 100% of the fair market value of such shares on the date that the option is granted.  The award is based on the Company’s average annual increase in diluted earnings per share over a three-year period.  Incentive stock options are the only form of award provided for under the Plan.

The following table shows the potential incentive stock option award using a salary grade with a 1,000 shares award target for illustration.

Average Annual Increase In Diluted Earnings Per Share	Salary Grade	Shares Awarded	Shares
During a Three-year Measurement Period	Shares Target	as a % of Target	Awarded

0% or less		0%	0
.01% to 4.99%		50%	500
5.00% to 7.99%	1,000	100%	1,000
8.00% to 9.99%		125%	1,250
10.00% or greater		150%	1,500

The Company’s average annual increase in diluted earnings per share as reported for  calendar years 2015 through 2017 was  -25.0%.  Excluding the effect of the previously mentioned items, the adjusted average annual increase in diluted earnings per share for the years 2015 through 2017 was 16.5%.   As a result of this increase, the Committee granted an incentive stock option award in 2018 to the Named Executive Officers at 150% of the target level.

All employees, including the Company's executive officers, are employed at will and do not have employment contracts, severance pay agreements or "golden parachute" arrangements that would be triggered upon the occurrence of a change in control of the Company.

At the Company’s annual meeting of shareholders held in 2018, the shareholders approved the compensation paid to our Named Executive Officers (as defined below) in 2017 in a non-binding advisory vote by a majority of the votes cast.  In consideration, in part, of that vote, the Compensation and Personnel Committee did not make any material changes to its compensation policies, procedures or practices for 2018.

Compensation Tables and Additional Compensation Disclosure

Total Compensation

The following table provides certain summary information concerning total compensation paid or accrued by Franklin Financial and F&M Trust to Timothy G. Henry, the President and Chief Executive Officer of Franklin Financial, Mark R. Hollar, Senior Vice President and Chief Financial Officer of Franklin Financial, and to the most highly compensated executive officer other than Messrs. Henry and Hollar whose total compensation in 2018 exceeded $100,000.

SUMMARY COMPENSATION TABLE

				Non-Equity	Nonqualified
				Incentive	Deferred
Name and			Option	Plan	Compensation	All Other
Principal		Salary	Awards	Compensation	Earnings	Compensation	Total
Position	Year	(1)	(2)	(3)		(4)
		$	$	$	$	$	$

Timothy G. Henry	2018	317,642	15,864	19,059	-	21,610	374,175
President & Chief	2017	288,756	18,038	24,544	-	18,660	349,998
Executive Officer

Mark R. Hollar	2018	215,358	15,864	12,921	-	16,246	260,389
Senior Vice President	2017	207,064	14,430	17,600	-	13,652	252,746
Chief Financial Officer

Steven D. Butz	2018	184,548	14,634	11,073	-	10,734	220,989
Senior Vice President	2017	177,450	12,987	15,083	-	9,377	214,897
(F&M Trust)

_____________________

(1)	The amounts reported in this column consist of base salary earned during the indicated year.
(2)

The amounts reported in this column would reflect the dollar amount of the compensation expense recognized for financial statement reporting purposes for the indicated year in accordance with FASB ASC Topic 718 in connection with awards of stock options made pursuant to the Incentive Stock Option Plan.

(3)

The amounts reported in this column consist of payouts earned in the indicated year in respect of the Company's performance for that year under the Management Group Pay for Performance Program, a non-equity incentive compensation plan.

(4)	The components of all other compensation are reported in the All Other Compensation table that follows.

ALL OTHER COMPENSATION TABLE

				NonQualified	Perquisites
		Company Contributions	Split Dollar Life	Pension	and Other
Name	Year	to 401(k) Plan	Insurance Premium	Contribution	Compensation		Total
		$	$	$	$		$
Timothy G. Henry	2018	16,450	-	-	5,160	(1)	21,610
	2017	13,500	-	-	5,160	(1)	18,660

Mark R. Hollar	2018	13,432	488	2,326	-		16,246
	2017	10,986	477	2,189	-		13,652

Steven D. Butz	2018	10,734	-	-	-		10,734
	2017	9,377	-	-	-		9,377

(1)	Value of personal use of company car.

Outstanding Stock Option
and Other Equity Awards at Fiscal Year End

The following table provides certain information with respect to the executive officers named in the Summary Compensation Table appearing above concerning stock options and other equity awards which were outstanding on December 31,  2018.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018

			Option Awards (1)
			Number of
			Securities
			Underlying
			Unexercised	Option	Option
			Options	Exercise	Expiration
Name	Grant Date		Exercisable (2)	Price $	Date
Timothy G. Henry	2/23/2017	(ISOP)	3,750	30.00	2/23/2027
	2/22/2018	(ISOP)	2,927	34.10	2/22/2028
	7/1/2018	(ESPP)	150	32.73	6/30/2019

Mark R. Hollar	2/26/2009	(ISOP)	1,200	16.11	2/26/2019
	2/26/2015	(ISOP)	2,500	22.05	2/26/2025
	2/25/2016	(ISOP)	3,000	21.27	2/25/2026
	2/23/2017	(ISOP)	3,000	30.00	2/23/2027
	2/22/2018	(ISOP)	2,927	34.10	2/22/2028
	7/1/2018	(ESPP)	340	32.73	6/30/2019

Steven D. Butz	2/26/2015	(ISOP)	2,250	22.05	2/26/2025
	2/25/2016	(ISOP)	2,700	21.27	2/25/2026
	2/23/2017	(ISOP)	2,700	30.00	2/23/2027
	2/22/2018	(ISOP)	2,700	34.10	2/22/2028
	7/1/2018	(ESPP)	291	32.73	6/30/2019

_____________________

(1)	Reported options were granted under the Incentive Stock Option Plan or Employee Stock Purchase Plan, as indicated.
(2)	Reflects the number of shares of stock underlying unexercised options that are exercisable as of December 31, 2018.

Employment Agreements And Potential Payments
Upon Termination Or Change In Control

All employees of the Company, including the Company's executive officers, are employed at will and do not have employment contracts, severance pay agreements or "golden parachute" arrangements that would be triggered upon the occurrence of a change in control of the Company.

Equity Compensation Plan Information

The following table summarizes share and exercise price information relating to Franklin Financial's equity compensation plans as of December 31, 2018:

EQUITY COMPENSATION PLAN INFORMATION AT DECEMBER 31, 2018

Number of
Securities
Remaining
	Number of	Weighted-	Available For
	Securities To Be	Average	Future Issuance
	Issued Upon	Exercise	Under Plans
	Exercise Of	Price of	(Excluding
	Outstanding	Outstanding	Securities
Plan	Options, Warrants	Options, Warrants	Reflected In The
Category	And Rights (1)	And Rights $	First Column) (2)

Equity Compensation Plans Approved By Security Holders	104,011	28.22	259,123
Equity Compensation Plans Not Approved By Security Holders	-	N/A	-
Total	104,011	28.22	259,123

_____________________

(1)	Number of shares subject to issuance pursuant to the exercise of outstanding options granted under the Incentive Stock Option Plan.
(2)	Number of shares available for future issuance under the Incentive Stock Option Plan.

ADVISORY VOTE ON COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS

(“Say-On-Pay”)

The Board of Directors recognizes the interest shareholders have in the compensation of our executives.  In recognition of this interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are providing shareholders with the opportunity to cast a non-binding advisory vote to approve the compensation paid to our named executive officers as disclosed in this proxy statement.

As disclosed in the Executive Compensation Discussion, we believe that executive compensation should be tied to individual performance, should vary with the Company’s performance in achieving its financial and non-financial objectives, and should be structured so as to be closely aligned with the interests of the Company’s shareholders.  We also believe that executive compensation should include an at-risk, performance based component and that this component should increase as an officer’s authority and responsibility increase.  To the extent that established performance goals are exceeded, we believe that executive officers should be financially rewarded.

Base salaries for our executive officers are established based upon salary ranges for each position developed by reference to published salary surveys for comparable positions at similar financial institutions within central Pennsylvania to assure that base salaries fall within the market value for each position.

The Management Group Pay for Performance Program links a portion of executive compensation to the success of the Company in meeting certain financial targets established annually by the Compensation and Personnel Committee of the Board of Directors.

The Company uses incentive stock options as the primary vehicle for providing long term incentive compensation.  Options are awarded based upon the Company’s annual increase in diluted earnings per share during the three most recent calendar year periods.  The Company uses this performance measure because it believes that long term growth in diluted earnings per share is the primary driver of both market value of the Company’s common stock and of the Company’s capacity to increase the amount of cash dividends it is able to pay to its shareholders.

The Company also provides health and welfare benefits to all of its employees on a nondiscriminatory basis.  It also maintains a 401(k) plan for all employees and a defined benefit pension plan for persons employed prior to April 1, 2007.

Based upon the foregoing, and as discussed in the Executive Compensation Discussion and disclosed in the compensation tables and related narrative, we believe that our executive compensation programs, executive compensation levels and individual compensation actions align with our executive compensation philosophy, support its goals and provide an appropriate balance between risk and reward.  For these reasons, we are asking our shareholders to approve the compensation paid to our named executive officers as disclosed in this proxy statement.

Shareholder Resolution

“RESOLVED, that the compensation of the Named Executive Officers as disclosed in the Company’s proxy statement for the Annual Meeting to be held April 30, 2019 is hereby approved.”

The approval of a majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the annual meeting, assuming a quorum is present, is required to approve this proposal.  Although the vote is advisory and not binding in any way, the Board of Directors and the Compensation and Personnel Committee value the opinions of our shareholders and will carefully consider the result of the vote in connection with future compensation decisions for our named executive officers.

The Board of Directors recommends that you vote FOR approval of the compensation paid to our Named Executive Officers as disclosed in this proxy statement.

PROPOSAL NO. 3:

AMENDMENT TO ARTICLES OF INCORPORATION TO ADD NEW ARTICLE 13 TO AUTHORIZE UNCERTIFICATED SHARES

The Company is seeking to amend the Articles of Incorporation to add new Article 13 which authorizes the Company to issue uncertificated shares of any or all classes and series of shares of the Company.  Currently, the Company’s shares may only be represented by shares with certificates.  However, Pennsylvania law permits a company’s shares to be issued without certificates which are called uncertificated, or book-entry, shares.  However, in order for a company to issue uncertificated shares, the Company’s governing documents must permit it.  Currently, the Company’s Articles of Incorporation do not provide for uncertificated shares.

If shareholders approve and adopt the proposed amendment to the Articles of Incorporation, the amendment will become effective upon the filing of amended and restated Articles of Incorporation with the Pennsylvania Department of State.

We recommend that the shareholders approve and adopt a proposal to amend the Company’s Articles of Incorporation by adding new Article 13 to read in full and in its entirety as follows:

13.Any or all classes and series of shares of the corporation, or any part thereof, may be uncertificated shares to the extent determined by the Board of Directors from time to time; provided, however, that in no event shall any shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the corporation.

Purpose of Adding Article 13

Under Pennsylvania law, the governing documents of a company may provide for shares of the company to be represented uncertificated shares. On December 20, 2018, the Board of Directors of the Company approved and adopted amendments to the Company’s Bylaws to provide for uncertificated shares. To ensure that the Company is authorized to issue uncertificated shares, on the same date, the Board of Directors approve and adopted an amendment to the Articles of Incorporation adding new Article 13 and directed that the proposed amendment to the Articles of Incorporation be submitted to the shareholders of the Corporation for their approval and adoption at the Corporation’s 2019 Annual Meeting of Shareholders.

By permitting the Company’s shares to be uncertificated, it provides the Company’s shareholder’s with a greater ability to track, manage and safeguard their shares of common stock, it enables the Company to reduce and limit expenses related to the issuance of and accounting for paper certificates, including expenses related to lost certificates, it conforms to the record keeping requirements of major stock exchanges to permit book entry stock registers, and it puts the Company on equal footing with the vast majority of other financial institutions in the United States. While the Company intends to continue offering certificated shares to those shareholders who wish to keep stock certificates, the ability to provide uncertificated shares permits the Company to meet the needs of those shareholders who wish to have their shares held in uncertificated or book-entry form.

Amendment Resolution

The board of directors proposes and recommends that shareholders approve and adopt the following resolution:

RESOLVED, that the Articles of Incorporation are hereby amended to add new Article 13 to read in full and in its entirety as follows and to be effective upon the filing and effectiveness of Articles of Amendment with the Pennsylvania Secretary of State:

13.Any or all classes and series of shares of the Corporation, or any part thereof, may be uncertificated shares to the extent determined by the Board of Directors from time to time; provided, however, that in no event shall any shares represented by a certificate be deemed uncertificated until the certificate is surrendered to the Corporation.

Required Vote and Recommendation

The amendment to the Articles of Incorporation to add new Article 13 requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders.

The Board of Directors recommends that you vote FOR approval and adoption of the amendment to the Articles of Incorporation to add new Article 13.

PROPOSAL NO. 4:

aPPROVAL AND RATIFICATION OF THE Franklin Financial Services Corporation

2019 Omnibus Stock Incentive Plan

On February 28, 2019, the Board of Directors approved and adopted the Franklin Financial Services Corporation 2019 Omnibus Stock Incentive Plan [upon the recommendation of the Compensation and Personnel Committee] (the “Omnibus Plan”). We are asking shareholders to approve and ratify the Omnibus Plan. If approved, the effective date of the Omnibus Plan will be February 28, 2019.

At the 2013 Annual Meeting of Shareholders, the Board of Directors recommended and shareholders approved the Franklin Financial Services Corporation Incentive Stock Option Plan of 2013 (the “2013 Plan”).  The 2013 Plan was effected as the successor plan to the Incentive Stock Option Plan of 2002 (the “2002 Plan”) which had expired in 2012.  Under the terms of the 2013 Plan, only qualified (or incentive) stock options are authorized for issuance only to officers of the Corporation.  After conducting a review of the types of equity award plans available to and implemented by other similarly sized financial institutions in Pennsylvania, the Board of Directors determined that the 2013 Plan was obsolete (due to its narrow capacity) and should be replaced with the Omnibus Plan which will allow greater flexibility to the Corporation to issue different types of equity awards to officers, directors and employees of the Corporation consistent with the Corporation’s goals and objectives.  If the Omnibus Plan is approved and ratified by shareholders, the 2013 Plan will be frozen and no further new awards will be granted thereunder, and all of the shares of Common Stock authorized but unissued for the awards under the 2013 Plan (including shares from forfeited or lapsed awards) will become authorized for awards under the Omnibus Plan.

The Omnibus Plan will be in effect for ten (10) years.  Over the course of the ten (10) years, the most effective form of equity compensation necessary to further the best interests of the Company may evolve. The Compensation and Personnel Committee may determine that in 2019, the most effective form of equity compensation is restricted stock, but in 2020 the most effective form may be options. The Omnibus Plan provides the Compensation and Personnel Committee with a variety of options for utilizing equity compensation to incentivize employees and directors.  The Compensation and Personnel Committee does not intend to deviate from its current compensation philosophy.  The purpose of the Omnibus Plan is to provide flexibility to the Company to attract, retain and motivate employees and directors, to provide additional incentives to certain employees and directors and to improve the growth and financial condition of the Company and its subsidiaries.

Reasons for Shareholder Approval

Consistent with the Corporation’s long history of transparency, the Board is seeking shareholder approval of the Plan.  The Board believes that by having additional flexibility with the awarding of equity as compensation, the Board can adjust the types of compensation awarded to directors and executives based upon industry standards and safety and soundness principles. In addition, certain equity awards require shareholder approval to qualify for certain preferential tax treatment under the Internal Revenue Code.

Summary of the Material Terms of the Omnibus Plan

The following is a summary of the material terms of the Omnibus Plan. The summary is qualified in its entirety by the full Omnibus Plan, a copy of which is attached to this proxy statement as Exhibit A.

Effective Date; Duration

The Omnibus Plan will become effective upon the approval by the Company’s shareholders.  If any awards are granted under the Omnibus Plan prior to such shareholder approval, such awards will be conditioned upon shareholder approval and will not be exercisable prior to such approval and lapse upon failure of such approval. Except with respect to awards then outstanding, unless sooner terminated by the Board of Directors, the Omnibus Plan will expire on February 28, 2029 and no further awards may be granted after that date.

Administration

The Omnibus Plan will be administered by the Board of Directors or by a committee of the Board. The Board or committee will have authority and discretion to, among other things, interpret the Omnibus Plan, amend and rescind any rules or regulations relating to the Omnibus Plan, determine who will be granted awards under the Omnibus Plan, prescribe the terms and conditions of each award and make any and all determinations that may be necessary or advisable for the administration of the Omnibus Plan. The Board or committee shall also have the authority to determine what, to whom, when and under what facts and circumstances awards will be made.

Eligibility

Directors, key officers and other employees of the Company and its subsidiaries are eligible to receive awards as determined by the Board or committee. Approximately 22 employees and 11 non-employee directors would be eligible to participate in the Omnibus Plan if it were currently in place.

Shares Available for Awards; Limits on Awards

The Company has reserved an aggregate of 400,000 shares of common stock to be awarded under the Omnibus Plan. This total includes 259,123 shares of common stock currently reserved but unissued under the 2013 Plan which the Board of Directors intends to freeze if the Omnibus Plan is approved and ratified.  There are currently 103,214 shares subject to outstanding awards under the 2013 Plan, and if any of those awards, for any reason, are forfeited or lapse, they will also become available for issuance under the Omnibus Plan.  The total share reserve was determined by analyzing similar plan established by our peers. We considered the asset size of our peers, their number of shares outstanding, the number of shares available under their respective plan, and the overall percentage that the numbers of shares under their plan represented to their total number of shares outstanding.

Up to 400,000 shares of common stock may be issued under the Omnibus Plan, in the aggregate, with respect to qualified stock options.

The aggregate number of shares of common stock granted to any employee during any calendar year shall not exceed 50,000 shares (whether such awards may be settled in shares, cash or any combination of shares and cash), subject to adjustment pursuant to the terms of Omnibus Plan. The aggregate number of shares of common stock granted to any non-employee director during any calendar year shall not exceed 50,000 shares (whether such awards may be settled in shares, cash or any combination of shares and cash), subject to adjustment pursuant to the terms of the Omnibus Plan.

Any shares subject to an award, under the Omnibus Plan, that for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Omnibus Plan.

The Board or committee will make appropriate adjustments to the limits above to prevent dilution or enlargement of the rights of a participant under the Omnibus Plan.

Awards Available

Awards that may be granted under the Omnibus Plan include stock options (including qualified stock options and non-qualified stock options), stock appreciation rights (“SARs”), stock awards, restricted stock, stock units and restricted stock units (“RSUs”), performance awards, and director compensation. All awards and the terms and conditions of such awards will be set forth in a written agreement. The Company does not foresee awarding multiple forms of awards in a given year, but will use the variety of awards available to determine which form of award will further the Company’s best interests.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either a qualified stock option or a non-qualified stock option. Qualified stock options are intended to qualify for certain tax treatment as incentive stock options under Internal Revenue Code Sections 421 and 422, and therefore, qualified stock options and non-qualified stock options are taxed differently, as described below under “Federal Income Tax Consequences of Awards”. The exercise price of a stock option may not be less than the fair market value (or in the case of a qualified stock option granted to a ten percent shareholder, 110% of the fair market value) of a share of common stock on the grant date. The time period during which any stock option is exercisable, as determined by the Board or committee, shall not commence before the expiration of 6 months or continue beyond 10 years after the date of grant.

As of March 1, 2019, the closing price of our common stock was $36.05.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone ("freestanding rights") or in tandem with another award ("related rights").

Stock Awards and Restricted Stock Awards

A stock award is an award of actual shares of common stock subject to such terms and conditions as determined by the Board or committee and may be issued for consideration or no consideration. A restricted stock award is a stock award which is subject to certain restrictions for a period of time determined by the Board or committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. The participant generally has the rights and privileges of a shareholder as to such restricted stock during the restricted period, including the right to vote the restricted stock and the right to receive dividends.

Stock Units and Restricted Stock Units

A stock unit is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock subject to such terms and conditions as determined by the Board or committee and may be issued for consideration or no consideration. An RSU is a stock unit, which is subject to certain restrictions for a period of time determined by the Board or committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Prior to settlement of an RSU award and the receipt of shares, the participant does not have any rights as a shareholder with respect to such shares. The Board or committee may grant RSUs with a deferral feature (deferred stock units or DSUs), whereby settlement of the RSU is deferred beyond the vesting date until a future payment date or event set out in the participant's award agreement. The Board or committee has the discretion to credit RSUs or DSUs with dividend equivalents.

Performance Awards

A performance award is an award of cash, shares of common stock, or a combination of cash and shares of common stock that are only earned if certain conditions are met. The Board or committee has the discretion to determine: the number of shares of common stock or stock-denominated units subject to a performance share award; the applicable performance period; the conditions that must be satisfied for a participant to earn an award; and the other terms, conditions and restrictions of the award. The performance goals to be achieved during any performance period shall be determined by the Board or committee upon the grant of each performance award. The Board or committee shall determine whether, and the extent to which, the applicable performance goals have been achieved or satisfied and the amount of the performance awards that shall be distributed based upon such determination. Except as otherwise provided in a written agreement, performance awards shall be distributed only after the end of a relevant performance period. A performance award may be determined to be a qualified performance-based compensation under Section 162(m) of the Internal Revenue Code.

Director Compensation

The Board or committee may permit, in its sole discretion, a director to elect to receive all or a portion of his or her annual cash retainer payment in the form of options or shares of stock. The number of options or shares will be calculated by dividing the amount of foregone cash compensation by the fair market value of a share of stock.

Adjustments upon Changes in Stock

In the event that the shares of the Company shall be changed into or exchanged for a different number or kind of common stock or other securities of the Company or of another corporation or entity (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such common stock shall be increased through a payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Company that was theretofore appropriated, or previously awarded under the Omnibus Plan, or which thereafter may become subject to an award under the Omnibus Plan, the number and kind of common stock or other securities into which each outstanding share of common stock of the Company shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Each outstanding award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

Acceleration

The Board or committee may permit acceleration of previously established exercise terms of any awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Board or committee may deem necessary or appropriate.

If the Company or its shareholders execute an agreement to dispose of all or substantially all of the Company's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Company's shareholders, as of immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Company or otherwise) immediately after the consummation of the transaction, then any and all outstanding awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all awards shall be treated as if the agreement was never executed.

If there is an actual, attempted or threatened change in the ownership of at least thirty percent (30%) of any class of voting stock of the Company through the acquisition of, or an offer to acquire such percentage of the Company's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding awards shall immediately become and remain exercisable.

Amendment or Termination

To the extent permitted by applicable law, the Board may amend, modify, suspend or terminate the Omnibus Plan at any time. The amendment, modification or termination of the Omnibus Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any award. Additionally, the Omnibus Plan is intended to satisfy the requirements of Section 409A Internal Revenue Code and the Board or committee may amend or modify the terms or conditions of an award to the extent the committee determines, in its sole discretion, that the terms and conditions of an award violate or may violate Section 409A of the Internal Revenue Code. The Omnibus Plan shall terminate on February 28, 2029.

Clawback and Recoupment

Any award granted under the Omnibus Plan is subject to any clawback policy in effect at the Company or a subsidiary or as otherwise indicated in the grant agreement.

Federal Income Tax Consequences of Awards

The following is a summary of the U.S. federal income tax consequences of awards granted under the Omnibus Plan. This summary is based on U.S. federal income tax laws and regulations in effect on the date of this proxy statement and is not a complete description of the U.S. federal income tax laws. This summary is not intended to be exhaustive and does not constitute legal or tax advice. This summary does not address municipal, state or foreign income tax consequences of awards, or federal employment taxes.

Non-Qualified Stock Options

The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Qualified Stock Options

The grant of a qualified stock option will not result in taxable income to the participant. The exercise of a qualified stock option will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the qualified stock option was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

SARs

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Internal Revenue Code Section 83(b) within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

Stock Units and RSUs

The grant of a stock unit or RSU will not result in taxable income to the participant. When the stock unit or RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Internal Revenue Code Section 409A imposes complex rules on non-qualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A, while others are exempt. If an award is subject to Section 409A and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Omnibus Plan and awards granted under the Omnibus Plan are intended to be exempt from or conform to the requirements of Section 409A.

Section 162(m) and the Company's Deduction

Generally, whenever a participant recognizes ordinary income under the Omnibus Plan, a corresponding deduction is available to the Company provided that the Company complies with certain reporting requirements. However, under Internal Revenue Code Section 162(m), the Company will be denied a deduction for compensation paid to certain senior executives that exceeds $1,000,000.

Beginning January 1, 2018, with the passage and signing of the Tax Cuts and Jobs Act (the "Act"), this limitation applies to the Company’s Chief Executive Officer, Chief Financial Officer, the Company's other named executive officers, and anyone who was a covered person after December 31, 2016. Prior to January 1, 2018, certain performance-based compensation was excluded from the $1,000,000 deduction limit. With the passage and signing of the Act, beginning January 1, 2018 (with an exception for certain grandfathered arrangements), the Company will be denied a deduction for any compensation exceeding $1,000,000 for such covered individuals, regardless of whether the compensation is performance-based compensation.

New Plan Benefits

No determination has yet been made as to the awards, if any, that any eligible individuals will be granted in the future and, therefore, the benefits to be awarded under the Omnibus Plan are not determinable.

Required Vote and Recommendation

Approval and ratification of the Franklin Financial Services Corporation 2019 Omnibus Stock Incentive Plan requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting.

The Board of Directors recommends a vote FOR approval and ratification of the Franklin Financial Services Corporation 2019 Omnibus Stock Incentive Plan.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the audited consolidated financial statements of Franklin Financial for the year ended December 31, 2018 and has discussed these financial statements with management and with Franklin Financial's independent registered public accounting firm, BDO USA, LLP ("BDO"). The Audit Committee also has discussed with BDO the matters required to be discussed by Statement of Auditing Standards No. 16, as amended.

The Audit Committee has received from BDO the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding, and has discussed with BDO, its independence from Franklin Financial and its management.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that Franklin Financial's audited consolidated financial statements for the year ended December 31, 2018 be included in Franklin Financial's Annual Report on Form 10-K for that year.

In connection with the standards for accountant's independence adopted by the SEC, the Audit Committee considers in advance of the provision of any non-audit services by Franklin Financial's independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

This report is not intended to be "soliciting material," is not intended to be "filed" with the SEC, and is not intended to be incorporated by reference into any filing made by Franklin Financial with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether such filing is made before or after the date hereof and notwithstanding any general incorporation language contained in any such filing.

The foregoing report is submitted by the Audit Committee:

Allan E. Jennings, Jr., Chairman

Martin R. Brown

G. Warren Elliott

Daniel J. Fisher

Richard E. Jordan III

Donald H. Mowery

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General Information

For the year ended December 31, 2018, Franklin Financial engaged BDO to audit its consolidated financial statements.  Representatives of BDO are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Information About Fees

Aggregate fees billed to Franklin Financial by BDO USA, LLP for services rendered are presented below:

	Years Ended December 31
	2018	2017
Audit Fees	$208,000	$192,500
Audit Related Fees	25,000	24,180
Tax Fees	23,010	17,273
All Other Fees	-	-
Total Fees	$256,010	$233,953

Audit Fees include fees billed for professional services related to the audit of Franklin Financial’s annual consolidated financial statements, including audit of internal controls, and the review of the unaudited financial statements included in Franklin Financial’s Quarterly Reports on Form 10-Q.

Audit Related Fees include fees billed for professional audit related services consisting principally of employee benefit plan audits and consultation with respect to accounting matters.

Tax Fees include fees billed for professional tax related services consisting principally of the preparation of state and federal tax returns and assistance with tax matters.

All Other Fees include fees billed for services other than the services reported under the Audit Fees, Audit Related Fees, or Tax Fees sections of the table above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and legally permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval or such other detailed information as the Audit Committee deems appropriate. The Audit Committee may delegate to subcommittees of one or more of its members the authority to pre-approve all auditing and permitted non-audit services (including the authority to approve non-audit services pursuant to the de minimis exception set forth in applicable SEC rules and regulations), provided that such decisions are presented to the full Committee at it next scheduled meeting. All audit and permissible non-audit services provided by BDO USA, LLP in 2018 were either pre-approved by the Audit Committee, or approved and reported under the de minimis exception set forth in the applicable SEC rules and regulations.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Under the Audit Committee’s Charter, the Audit Committee is responsible for selecting the Company’s independent auditors.  The Audit Committee evaluates and monitors the auditors’ qualifications, performance and independence.  You can learn more about the Audit Committee’s responsibilities with respect to the independent auditors in the Audit Committee’s charter, which is posted on our website at www.franklinfin.com.

The Audit Committee presented its conclusions regarding the independent auditors to our Board of Directors.  Following this presentation, the Board voted to recommend that shareholders vote to ratify the Audit Committee’s selection of BDO USA, LLP as the Company’s independent registered public accounting firm for 2019.

The Audit Committee and Board have adopted a policy that if a majority of the votes cast at the annual meeting is against ratification, the Audit Committee will reconsider its selection of BDO USA, LLP.  The Audit Committee, however, will be under no obligation to select new independent auditors.  If the Audit Committee does select new independent auditors for 2019, the Company will not seek shareholder ratification of the Audit Committee’s new selection.

The Board of Directors recommends a vote FOR the ratification of the Audit Committee’s selection of BDO USA, LLP, as the independent registered public accounting firm for 2019.

ADDITIONAL INFORMATION

Key Employees

The following persons are key employees of Franklin Financial (some of whom are officers of F&M Trust):

Name	Age	Office Held
Timothy G. Henry	60	President and Chief Executive Officer, Franklin Financial and F&M Trust, since 2016
		Senior Vice President, BB&T 2013 - 2016

Mark R. Hollar	57	Senior Vice President, Treasurer and Chief Financial Officer, Franklin Financial and
		F&M Trust, since 2006

Steven D. Butz	54	Senior Vice President and Chief Commercial Services Market Manager, F&M Trust, since 2013

Karen K. Carmack	47	Senior Vice President and Chief Human Resources Officer, F&M Trust, since 2006

Ronald L. Cekovich	62	Senior Vice President, Chief Information & Operations Officer, F&M Trust, since 2006

Patricia A. Hanks	58	Senior Vice President, Chief Retail Services Manager, F&M Trust, since 2011

Lorie M. Heckman	55	Senior Vice President, Chief Risk Officer, F&M Trust, since 2015
		Vice President, Compliance Officer, F&M Trust 2006 - 2015

Susan L. Rosenberg, JD.	53	Senior Vice President, Investment and Trust Services Manager, F&M Trust since 2019
		Vice President Commonwealth Trust Company, 2017 - 2018
		Attorney (Private Practice) 2009 - 2017

Matthew D. Weaver	50	Senior Vice President, Chief Marketing Officer, F&M Trust since 2014

Transactions with Related Persons

Some of the directors and executive officers of Franklin Financial and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 2018. All loans and commitments to loans made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectability or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future. No loan to any director or executive officer is past due, in nonaccrual status or considered a potential problem loan.

In accordance with the terms of Franklin Financial's Corporate Governance Guidelines (which are posted on Franklin Financial's website at www.franklinfin.com), any transaction involving Franklin Financial or any direct or indirect subsidiary of Franklin Financial and an executive officer, a director, a nominee for election to the Board of Directors, or a five percent or greater shareholder (or a member of his or her immediate family or a company or other entity in which he or she has, directly or indirectly, a financial interest) must be submitted for review by the Audit Committee, except that any proposed loan to any such person or entity is submitted to the entire Board of Directors for review. It is the policy of the Company not to engage in any such transition except upon full disclosure of the involvement of such persons and approval by a majority of the disinterested directors. Extensions of credit to such persons also may be subject to F&M Trust’s Regulation O policy.

F&M Trust, in the ordinary course of business, has entered into a real estate lease agreement with Smith Land & Improvement Corporation for a location on which the Bank has a community banking office. Director Jordan is the President and CEO of Smith Land & Improvement Corporation.   The initial term of the real estate lease, effective December 1, 2011, is 20 years, with one renewal option of 5 years, and one renewal option of 4 years and 11 months. Over the initial 20 year term of the lease, the Bank will make rental payments totaling $3.2 million to Smith Land & Improvement Corporation.  During 2018 F&M Trust made payments of $152,621 to Smith Land & Improvement Corporation under this lease.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the SEC reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial determined that all transactions were filed on a timely basis.

Shareholder Communication with the Board of Directors

Shareholders and other interested persons who wish to communicate with the Board of Directors (including, specifically, the non-management directors) may do so by letter addressed to Chairman of the Board, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Shareholders and other interested persons who wish to express a concern relating to accounting or audit related matters may do so by letter addressed to Chairman of the Audit Committee, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010.

Householding of Proxy Materials

In accordance with a notice sent to all shareholders with the same last name who share the same address, only one copy of Franklin Financial's Notice of Internet Availability of Proxy Materials or annual report and proxy statement will be sent to that address, unless contrary instructions are given to Franklin Financial. This practice, known as "householding," is designed to reduce Franklin Financial's printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate Notice of Internet Availability of Proxy Materials, annual report and proxy statement in the future, the shareholder may call Franklin Financial's Corporate Secretary at (717) 261-3553 or write to Corporate Secretary, Franklin Financial Services Corp., P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010, or communicate the request by E-mail addressed to a.ducey@f-mtrust.com. If a shareholder is receiving multiple copies of Franklin Financial's Notice of Internet Availability of Proxy Materials or annual report and proxy statement, the shareholder may request to receive only a single copy of these materials by contacting Franklin Financial's Corporate Secretary in the same manner.

Annual Report on Form 10-K

A  copy of the annual report of Franklin Financial for the year ended December 31, 2018 on Form 10-K as filed with the SEC is available without charge to shareholders, depositors and other interested persons upon request addressed to Mark R. Hollar, Senior Vice President and Chief Financial Officer, Franklin Financial Services Corporation, P.O. Box 6010, Chambersburg, Pennsylvania 17201-6010. Franklin Financial's Form 10-K, as well as its other periodic reports filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, are available on Franklin Financial's website at www.franklinfin.com.

OTHER MATTERS

The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 2019 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Franklin Financial.

BY ORDER OF THE BOARD OF DIRECTORS

MARK R. HOLLAR, Senior Vice President, Treasurer and Chief Financial Officer

Chambersburg, Pennsylvania

March 18, 2019

APPENDIX A – 2019 OMNIBUS STOCK INCENTIVE PLAN

Franklin Financial Services Corporation

2019 Omnibus Stock Incentive Plan

1. Purpose.  The purpose of the 2019 Omnibus Stock Incentive Plan (the “Plan”) is to provide flexibility to Franklin Financial Services Corporation (the “Corporation”) to attract, retain and motivate employees and directors, to provide additional incentives to certain employees and directors, and to improve the growth and financial condition of the Corporation and any subsidiary now or hereafter existing (a “Subsidiary”).

2. Term. The Plan shall become effective  as of February 28, 2019, the date it is adopted  by the Corporation’s Board of Directors  (the “Board”), and shall be presented  for  approval at the next meeting of the Corporation’s shareholders. Any and all options and rights awarded under the Plan  (the “Awards”) before it is approved  by the  Corporation’s shareholders shall be  conditioned  upon, and may not be  exercised before,  receipt of shareholder  approval, and shall lapse upon failure to receive such approval. Unless previously terminated  by the Board, the Plan shall terminate on, and no Awards shall be granted  after, the tenth anniversary of the effective date of the Plan.

3. Shares.

(a) Available Shares.  Shares  of the Corporation’s  common stock, $1.00 par value (the “Shares”), that may be issued under the Plan shall not exceed, 400,000 shares, which shall include any shares authorized but not issued under the Corporation’s Incentive Stock Option Plan of 2013, and additionally, any shares subject to awards previously granted under the Corporation’s Incentive Stock Option Plan of 2013 that, for any reason, lapse or terminate prior to exercise, all of which may be issued in respect to Qualified Options (as defined below), as may be  adjusted pursuant to Section 23 hereof.  Shares issued under the Plan may be (1) authorized  and unissued  Shares, (2) authorized  Shares issued  by and subsequently reacquired  by the Corporation as treasury stock, or (3) Shares purchased in the open market or in privately negotiated transactions. Except as may be otherwise provided in the  Plan, any Shares subject  to  an Award, under the Plan or under the Corporation’s Incentive Stock Option Plan of 2013, that  for any reason, lapses or terminates prior to exercise, shall again become available  for grant under the Plan. While the Plan  is in effect, the Corporation shall reserve  and keep available the number of Shares  needed to satisfy the requirements of the Plan.  Awards that do not entitle the participant to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

The Corporation shall apply for any requisite governmental  approvals to issue Shares under the Plan. The Corporation’s failure to obtain any such governmental  approval, deemed  necessary by the Corporation’s legal  counsel  for the lawful issuance and sale of Shares under the Plan, shall relieve the Corporation of  any duty, or liability,  for the failure to issue or sell the Shares.

(b) Share Limitations. The aggregate number of Shares that may be granted to any employee of the Corporation or a Subsidiary during any calendar year shall not exceed 50,000 Shares  (whether such  Awards may be settled in Shares,  cash, or any combination thereof), subject to the adjustments as provided by Section 23 hereof.

The aggregate number of Shares that may be granted to a non-employee director of the Corporation or a Subsidiary during any calendar year shall not exceed 50,000 Shares  (whether such  Awards may be settled in Shares,  cash, or any combination thereof), subject to the adjustments as provided by Section 23 hereof.

4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested  in the Board or in a  committee of three or more members of the Board, selected  by the Board  in compliance with all federal and state laws, the rules  and regulations promulgated  by the Securities  and Exchange Commission, and the rules and regulations of any stock exchange or quotation system on which the Corporation’s stock is listed or quoted (the “Committee”). The Committee shall have the  authority and discretion to interpret the Plan, to establish, amend and rescind any rules  and regulations relating to the Plan, to determine the terms and provisions of  any Award Agreements (as defined below) made pursuant to the Plan, and to make  any and all determinations that may be necessary or  advisable  for the administration of the Plan. Any interpretations of the Plan  by the Committee  and any decisions made by the Committee under the Plan  are  final  and binding.

The Committee shall be responsible  and shall have  full, absolute  and final power of authority to determine what, to whom, when  and under what  facts and circumstances Awards shall be made, the  form, number, terms, conditions and duration thereof, including but not limited to when  exercisable, the number of Shares subject thereto, and the purchase prices. The Committee shall make  all other determinations and decisions, take  all actions and do all things necessary or  appropriate in and for the  administration of the Plan. No member of the Committee or of the Board shall be liable for  any decision, determination or action made or taken in good faith by such person under or with  respect to the Plan or its  administration.

Except as prohibited by applicable law, the Committee may delegate any portion of its responsibilities and powers to one or more officers or such other persons selected by it.

5. Awards. Awards may be made under the Plan in the  form of:  (a) “Qualified Options” to purchase Shares, which are intended to qualify for certain tax treatment as incentive stock options under Internal Revenue Code of 1986, as amended (“Code”) Sections 421 and 422, (b) “Non-Qualified Options” to purchase Shares, which  are not intended to qualify under Code Sections 421 through 424, (c)  “Stock Appreciation Rights” (“SARs”),  (d) “Stock Awards” and “Restricted Stock,” (e) “Stock Units” and “Restricted Stock Units,” (f) “Performance Awards” and (g) Directors’ Fees.  More than one Award may be granted to an  Eligible Person (as defined below) (“Grantee”), and the grant of  any Award shall not prohibit the grant of  another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms  and conditions thereof shall be set  forth in written  agreements, in such  form  and content as  approved  by the Committee from time to time,  and shall be subject to the provisions of the Plan whether or not contained in such  agreements (“Award Agreement”). Multiple Awards for a particular person may be set  forth in a single written  agreement or in multiple agreements, as determined  by the Committee.

6. Eligibility. Persons eligible to receive Awards shall be the directors, key officers and other  employees of the Corporation and of each  Subsidiary, as determined  by the Committee (“Eligible Person”). A person’s  eligibility to receive an  Award shall not confer upon him or her  any right to receive  an Award. Except as otherwise provided, a person’s eligibility to receive,  or actual  receipt of  an Award under the Plan shall not limit or affect his or her benefits under or  eligibility to participate in any other incentive or benefit plan or program of the Corporation or a Subsidiary.

7. Qualified Options. In  addition to other  applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under  and subject to the  following terms and conditions:

(a) No Qualified Option shall be  awarded more than ten  (10) years after the date the Plan is adopted  by the Board or the date the Plan is approved  by the Corporation’s shareholders, whichever is earlier.

(b) The time period during which any Qualified  Option is exercisable,  as determined  by the Committee, shall not commence before the  expiration of six (6) months or continue beyond the  expiration of ten  (10) years after the date the Qualified Option is awarded.

(c) If a participant, who was  awarded a Qualified Option, ceases to be employed by the Corporation or  any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term  for a period of not more than three  (3) months after cessation of  employment to the extent that the Qualified Option was then  and remains exercisable, unless such  employment cessation was due to the participant’s disability,  as defined in Code Section 22(e)(3) (“Disability”), in which case the three  (3) month period shall be twelve  (12) months. If the participant dies while  employed  by the Corporation or a Subsidiary, the Committee may permit the participant’s  qualified personal  representatives, or  any persons who acquire the Qualified Option pursuant to his or her will or laws of descent and distribution, to exercise the Qualified Option during its remaining term  for a period of not more than  twelve  (12) months after the participant’s death to the  extent that the Qualified Option was then  and remains exercisable. The Committee may impose terms and conditions upon and for the  exercise of a Qualified Option after the cessation of the participant’s  employment or his or her death.

(d) The purchase price of Shares subject to any Qualified Option shall not be less than the Shares’  Fair Market Value (as defined below) at the time the Qualified Option is awarded.

(e) Qualified Options may not be sold, transferred or  assigned  by the participant, except as determined  by the Committee or  as designated  by the participant by will and the laws of descent and distribution.

(f) At the time a Qualified Option is awarded, the aggregate Fair Market Value of the Shares subject thereto and of  any Shares or other capital stock with respect to which Qualified Options first become exercisable by the participant during  any calendar year under the Plan  and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00 or such other amount as permitted by the Code.

(g) No Qualified Option shall be  awarded to any person if,  at the time of the Award, the person owns shares of the stock of the  Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the purchase price of the Qualified Option is at least one hundred  and ten  percent (110%) of the Fair Market Value of the Shares on the date of grant and the option, by its terms, is not exercisable after the  expiration of  five (5) years  from the date it is awarded.

(h)  The shares granted pursuant to each Qualified Option shall be subject to the holding period requirements of Code Section 422.

(i) Each Qualified Option shall be subject to such other  and additional terms, conditions and provisions as the  Committee may deem  necessary or  appropriate in order to qualify as a Qualified Option under Section 422 of the Code.

(j) To the extent that a Qualified Option fails to be qualified under Code Section 422, then such Option shall be treated as a Non-Qualified Option.

8. Non-Qualified Options. In addition to other  applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under  and subject to the  following terms and conditions:

(a) The time period during which any Non-Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or  continue beyond the  expiration of ten  (10) years  after the date the Non-Qualified Option is awarded.

(b) If a participant, who was  awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or  full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the  extent that the option was then  and remains exercisable, or  for such time period and under such terms and conditions as may be prescribed  by the Committee.

(c) The purchase price of a Share subject to any Non-Qualified Option shall not be less than the Share’s Fair Market Value at the time the Non-Qualified Option is awarded.

(d) Except as otherwise provided  by the Committee, Non-Qualified Options granted under the Plan  are not transferable,  except as determined  by the Committee or as designated  by the participant by will and the laws of descent and distribution.

9. Stock Appreciation Rights. In  addition to other applicable provisions of the Plan, all SARs  and Awards thereof shall be under and subject to the  following terms  and conditions:

(a) SARs may be granted either  alone,  or in connection with another previously or contemporaneously  granted Award  (other than  another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as  and when the  Committee may determine; however,  no  SAR shall be  awarded in connection with a Qualified Option more than ten  (10) years after the date the  Plan is adopted  by the  Board or the date the Plan is approved  by the  Corporation’s shareholders, whichever date is earlier.

(b) Each  SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the  excess of (i) the Fair  Market Value at the time of such  exercise of a specified number of Shares as determined  by the Committee, over  (ii) a specified price as determined  by the Committee of such number of Shares that, on a per share basis, is not less than the Share’s Fair  Market Value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Share’s purchase price thereunder as may be determined  by the Committee.

(c) Upon exercise of any SAR, the participant shall be paid either in cash or in Shares, or in any combination thereof,  as the Committee shall determine; if such payment is to be made in Shares, the number of shares thereof to be issued  pursuant to the  exercise shall be determined  by dividing the  amount payable upon exercise by the Share’s  Fair Market Value at the time of exercise.

(d) The time period during which any SAR is exercisable,  as determined  by the Committee, shall not commence before the expiration of six (6) months after the date the SAR is awarded; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be  exercised.

(e) If a participant holding a SAR, before its lapse or  full exercise,  ceases to be  eligible under the Plan, the Committee may permit the participant thereafter to exercise such  SAR during its remaining term, to the extent that the SAR was then  and remains exercisable,  for such time period and under such terms and conditions as may be prescribed  by the Committee.

(f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the  expiration date of such connected Qualified Option, (ii) is for not more than the difference between the Share’s purchase price under such  connected Qualified Option and the Share’s Fair Market Value at the time the SAR is exercised, (iii) is transferable only when  and as such  connected Qualified Option is transferable  and under the same  conditions, (iv) may be  exercised only when such  connected Qualified Option may be  exercised, and (v) may be  exercised only when the Share’s  Fair Market Value exceeds the Share’s purchase price under such  connected Qualified Option.

10. Stock Awards and Restricted Stock. In addition to other  applicable provisions of the Plan, all Stock Awards and Restricted  Stock Awards shall be under and subject to the  following terms  and conditions:

(a) Subject to the provisions of the Plan, the Committee is authorized to grant Stock Awards to any Eligible Person in such amounts and subject to such terms and conditions as determined by the Committee.

(b)  Shares issued pursuant to a Stock Award may be issued for consideration or no consideration, and may be subject to restrictions or no restrictions, as determined by the Committee.  A Stock Award that is issued subject to restrictions is referred to in this Plan as “Restricted Stock.”

(c) Restricted  Stock shall consist of Shares that may be acquired  by and issued to a participant at such time,  for such or no purchase price, and under  and subject to such transfer, forfeiture  and other restrictions, conditions or terms as shall be determined  by the  Committee, including but not limited to prohibitions against transfer, and substantial  risks of forfeiture within the meaning of Code Section 83, and attainment of performance or other  goals, objectives or standards, all for or applicable to such time periods as  determined  by the Committee.

(d) Except as otherwise provided in the Plan or the  Restricted  Stock Award, a participant holding shares of Restricted  Stock shall have  all the  rights as does a holder of Shares, including without limitation the  right to vote such shares  and receive dividends with respect thereto; however, during the time period of  any restrictions, conditions or terms applicable to such  Restricted  Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted  by the Plan or the Restricted  Stock Award.

(e) Restricted Shares granted pursuant to the Plan shall be uncertificated or book-entry.

(f) Unless otherwise provided in the Award Agreement, if a participant’s employment with the Corporation or a Subsidiary ceases  for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her  Restricted  Stock, all of the participant’s  Restricted Stock still subject to unexpired  restrictions, conditions or terms shall be  forfeited  absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the participant nor his or her heirs, personal  or legal  representatives, successors, assigns, beneficiaries, or  any claimants under the participant’s  will or laws of descent and distribution, shall have  any rights or  claims to or interests in the forfeited  Restricted  Stock, or claims against the Corporation or its affiliates with respect thereto.

11.  Stock Units and Restricted Stock Units. In addition to other applicable provisions of the Plan, all Awards of Stock Units and Restricted Stock Units shall be under and subject to the following terms and conditions:

(a) Subject to the provisions of the Plan, the Committee may grant Stock Units to any Eligible Person, upon such terms and conditions as the Committee deems appropriate. Each Stock Unit shall represent the right of the Grantee to receive a Share or an amount in cash based on the value of a Share, upon such terms and conditions as the Committee deems appropriate.

(b)  Stock Units may be issued for consideration or no consideration and may be subject to restrictions or no restrictions, as determined by the Committee. A Stock Unit that is issued subject to restrictions is referred to in this Plan as a Restricted Stock Unit.

(c)  Stock Units may be granted under the Plan in connection with, and at the same time as, the grant of another Award to an Eligible Person, independently of any Award granted under the Plan or as otherwise determined by the Committee; however, a Stock Unit may not be granted in connection with, or by amendment to, a Qualified Option.

(d)  Stock Units may be paid at the end of a specified period, or payment may be deferred to a date authorized by the Committee in accordance with the deferral requirements set forth in Code Section 409A, to the extent applicable, provided that no restrictions shall lapse on Restricted Stock Units prior to the expiration of at least twelve (12) months from the date of grant (except that this limitation need not apply in the event of the death or Disability of the Grantee or as otherwise permitted by the Award Agreement).

(e)  Payment with respect to Stock Units shall be made in Shares, in cash, or in a combination of the two, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall specify the maximum number of Shares (which may be determined by a formula) that shall be paid under the Stock Units.

12.  Performance Awards.    In addition to other applicable provisions of the Plan, all Performance Awards shall be under and subject to the following terms and conditions:

(a)  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, in Shares, or in a combination thereof, on terms and conditions established by the Committee. The amount, terms and conditions of any Performance Award granted under the Plan shall be set forth in an Award Agreement, which shall contain provisions determined by the Committee. The Committee may provide in the Award Agreement that Awards shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, a change of control, or under other circumstances consistent with the Code.

(b) The performance goals to be achieved during any performance period shall be determined by the Committee upon the grant of each Performance Award, may be based upon performance criteria or any other criteria that the Committee, in its sole discretion, may determine, and may be particular to an Eligible Person or to the department, branch, Subsidiary or other unit in which the Eligible Person works, or may be based on the performance of the Corporation or a Subsidiary.

(c) The Committee shall determine whether, and the extent to which, the applicable performance goals have been achieved or satisfied and the amount of the Performance Awards that shall be distributed based upon such determination. Except as provided in an Award Agreement, Performance Awards shall be distributed only after the end of the relevant performance period. Performance Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis.

13.  Payment of Directors’ Fees.  The Committee may permit, in its sole discretion, a Director of the Corporation or a Subsidiary to elect to receive all or any portion of his or her annual cash retainer payment from the Corporation or a Subsidiary in the form of Non-Qualified Options or Stock Awards.  The number of Options or Stock Awards granted as a result of such election shall be determined by dividing the amount of foregone cash compensation by the Fair Market Value of a Share on the date the cash compensation would have otherwise been paid to the Director, or such other date as determined by the Committee.  Such Options shall be issued under and subject to the terms of this Plan.

14.  Deferral. The Committee may, at its sole discretion, allow selected Grantees to make elections to defer any or all of an amount otherwise payable in connection with an Award in accordance with the provisions of a deferred compensation plan, provided that the terms of the deferred compensation plan and the election to defer under this Plan comply with Code Section 409A.

15. Exercise.  Except as  otherwise provided in the  Plan, Awards may be exercised in whole or in part  by  giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of Shares with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the Shares with respect to which  an  Award is exercised shall be paid with the written notice of  exercise,  either in cash or in securities of the Corporation, including securities issuable hereunder,  at its then  current Fair Market Value, or in any combination thereof,  as the Committee shall determine.  Funds received  by the Corporation from the  exercise of any Award shall be used  for its general  corporate purposes.

The number of Shares subject to an Award shall be reduced  by the number of Shares with respect to which the participant has  exercised  rights under the Award. If a  SAR is awarded in connection with another Award, the number of Shares that may be  acquired  by the participant under the other connected Award shall be reduced  by the number of Shares with respect to which the participant has  exercised his or her SAR,  and the number of Shares subject to the participant’s  SAR shall be reduced  by the number of Shares acquired  by the participant pursuant to the other  connected Award.

The Committee may permit an  acceleration of previously established  exercise terms of any Awards as, when, under such  facts and circumstances, and subject to such other or  further  requirements and conditions as the Committee may deem necessary or  appropriate.

In addition:

(a) if the Corporation or its shareholders execute an  agreement to dispose of  all or substantially all of the Corporation’s  assets or capital stock  by means of sale, merger,  consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation’s shareholders, as of immediately before the transaction, will not own at least fifty percent (50%) of the total  combined voting power of  all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then  any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which  case, all Awards shall be treated as if the agreement was never  executed; or

(b) if there is an  actual, attempted or threatened  change in the ownership of at least thirty percent (30%) of any class of voting stock of the Corporation through the acquisition of, or  an offer to acquire such  percentage of the Corporation’s  voting stock  by any person or  entity, or persons or  entities  acting in concert or as a group, and such  acquisition or offer has not been duly approved  by the Board of Directors, then  any and all outstanding Awards shall immediately become  and remain exercisable.

16. Right of First Refusal.  Each Award Agreement may contain a provision that  requires  as a  condition to exercising a Qualified Option or a Non-Qualified Option that the participant agree prior to selling, transferring or otherwise disposing of  any Shares obtained through the  exercise of the Award to first offer the Shares to the Corporation for purchase. The terms and conditions of such  right of  first refusal shall be determined  by the Committee in its sole  and absolute discretion, provided that the purchase price shall be  at least equal to the Share’s Fair  Market Value as determined under  Paragraph 18 below, and shall be subject to all applicable federal and state laws, rules  and regulations.

17. Taxes and Withholding. The issuance of Shares under the Plan shall be subject to any applicable taxes or other laws or regulations of the United  States of America and any state or local  authority having jurisdiction there over.  When a participant exercises a stock option or SAR awarded under the  Plan, the Corporation, in its discretion and as  required  by law, may  require the participant to remit to the Corporation an  amount sufficient to satisfy fully any  federal, state  and other jurisdictions’ income  and other tax withholding requirements prior to the delivery of Shares.

At the Committee’s discretion, remittance may be made in cash, Shares  already held by the participant, or by the withholding by the Corporation of sufficient Shares issuable pursuant to the Award to satisfy the participant’s withholding obligation.

18. Value.  Where used in the Plan, the “Fair Market Value” of Shares or  any options or rights with respect thereto, including Awards, shall mean  and be determined  at the discretion of the Board of Directors by any of the following valuation methods:

(a) if the Shares are listed on an established securities market, the closing price on the trading day before the date of the grant or the arithmetic mean of the high and low prices on the trading day before the grant; or

(b) if the Committee determines that the Fair Market Value as determined by (a) above does not represent the Fair Market Value of the Shares, the Committee may consider such other factors as it deems appropriate and fix the Fair Market Value for the purposes of this Plan. Notwithstanding the  foregoing, the Committee shall not set the Fair Market Value at  any price other than as determined by (a) above unless (i) the Board or Committee shall have  approved  the methodology of establishing the purchase price, and (ii) the Board or Committee, at or prior to the time the grant is approved, shall also have  approved a written description of the rationale  and methodology by which the Fair Market Value is being determined and such methodology is applied consistently.  Furthermore, the methodology approved under this subsection (b) shall comply with the determination of fair market value provided in Code Section 409A.

19. Amendment. To the  extent permitted  by applicable law, the Board may amend, modify, suspend or terminate the  Plan  at  any time. The amendment, modification or termination of this Plan shall not, without the  consent of the participants, alter or impair  any rights or obligations under any Award previously granted hereunder, unless required by law.

From time to time, the Committee may delete, omit or waive any of the terms conditions or provisions that  are no longer required  by reason of changes of  applicable laws, rules or  regulations and the Committee may rescind, revise  and add to any of the terms, conditions and provisions of the Plan or of  an  Award  as necessary or  appropriate to have the Plan  and any Awards thereunder be or remain qualified  and in compliance with all applicable laws, rules  and regulations, including but not limited to the provisions of the Code,  Section 16 of the Securities Exchange Act of 1934, as  amended  (the “1934 Act”), the rules  and regulations promulgated  by the Securities  and Exchange Commission, and the rules and regulations of any stock exchange or quotation system on which the Corporation’s stock is listed or quoted.

Additionally, it is intended that the Plan satisfy the requirements of Section 409A or an exception or exclusion therefrom to avoid the imposition of any accelerated or additional taxes pursuant to Section 409A.  The Committee may amend or modify the terms and conditions of an Award to the extent that the Committee determines, in its sole discretion, that the terms and conditions of the Award violate or may violate Section 409A of the Code; provided, however, that unless the Committee determines otherwise, any such amendment or modification of an Award made pursuant to this Section 19 shall maintain, to the maximum extent practicable, the original intent of the applicable Award provision without contravening the provisions of Section 409A of the Code. The amendment or modification of any Award pursuant to this section shall be at the Committee’s sole discretion and the Committee shall not be obligated to amend or modify any Award or the Plan, nor shall the Corporation be liable for any adverse tax or other consequences to a participant resulting from such amendments or modifications or the Committee’s failure to make any such amendments or modifications for purposes of complying with Section 409A of the Code or for any other purpose. To the extent the Committee amends or modifies an Award pursuant to this section, the participant shall receive notification of any such changes to his or her Award, and unless the Committee determines otherwise, the changes described in such notification shall be deemed to amend the terms and conditions of the applicable Award and Award Agreement.

20. Continued Employment. Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the service of,  employ of,  or maintain any particular  relationship with, the Corporation or its Subsidiaries, or limit or affect  any rights, powers or privileges that the Corporation or its Subsidiaries  may have to supervise, discipline, sever  and/or terminate the participant. However, the Committee may require,  as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as a director, an  employee or in another capacity, to or  for the Corporation or  any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the  extent such  application would result in disqualification of the option under Code Sections 421 and 422.

21. General Restrictions. If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Shares subject to the Award, or the Award itself, upon any securities  exchange or under  any federal or state securities or other laws, (b) obtain the approval of any  governmental  authority,  or  (c)  enter into an  agreement with the participant with respect to disposition of  any Shares (including, without limitation, an  agreement that, at the time of the participant’s  exercise of the Award, any Shares thereby acquired is being and will be acquired solely for investment purposes  and without any intention to sell or distribute the Shares), then such Award shall not be consummated, in whole or in part, unless the listing,  registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee  and legal  counsel  for the  Corporation.

22. Rights. Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Shares unless and until the Shares are issued  and delivered to the participant.

23. Adjustments. In the  event that the Shares of the Corporation, as presently constituted, shall be  changed into or  exchanged  for a different number or kind of Shares or other securities of the Corporation or of  another corporation or entity (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such  Shares shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted  for or added to each  Share of the Corporation that was theretofore appropriated, or previously Awarded under the Plan, or which thereafter may become subject to an Award under the Plan, the number  and kind of Shares or other securities into which  each outstanding Share of the Corporation shall be so changed  or  for which  each such Share shall be  exchanged or to which  each such Shares shall be  entitled, as the case may be. Each outstanding Award shall be appropriately amended  as  to price  and other terms, as may be necessary to reflect the  foregoing events.

If there shall be  any other  change in the number or kind of the outstanding Shares of the Corporation, or of  any Shares or other securities into which such  Shares shall have been  changed, or for which it shall have been exchanged, and if a majority of the Board of Directors shall, in its sole discretion, determine that such  change equitably requires  an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such  adjustment shall be made in accordance with such determination.

The grant of an Award  under the Plan shall not affect in any way the  right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer  all or any part of its business or  assets.

Fractional shares resulting from any adjustment in Awards pursuant to this Section 23 may be settled  as a majority of the members of the Board  of Directors or of the Committee,  as the case may be, shall determine.

To the  extent that the  foregoing  adjustments relate to Shares or securities of the Corporation, such  adjustments shall be made by a majority of the members of the Board or of the Committee,  as the case may be, whose determination in that  respect shall be  final, binding and conclusive. The Corporation shall give notice of any adjustment to each holder of  an  Award that is so adjusted.

24. Forfeiture.  Notwithstanding anything to the contrary in this Plan, if the Committee  finds, after  full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been  engaged in fraud, embezzlement, theft, commission of a  felony,  or dishonesty and such  action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all  rights under and to all unexercised Awards, and under  and to all exercised Awards under which the Corporation has not yet delivered payment or  certificates  for shares of Stock  (as the case may be), all of which Awards and rights shall be  automatically  canceled. The decision of the Committee  as to the cause of the participant’s discharge from employment with the Corporation or  any Subsidiary and the damage thereby suffered shall be final  for purposes of the  Plan, but shall not affect the  finality of the participant’s discharge by the Corporation or Subsidiary for  any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the  extent such  application would result in disqualification of the option as  an qualified option under Code Sections 421 and 422.

25. Indemnification. In  and with respect to the  administration of the Plan, the Corporation shall indemnify each member of the Committee  and/or of the Board and/or each person to whom the Committee has delegated authority under the Plan (“Delegate”), each of whom shall be  entitled, without further action on his or her part, to indemnification from the Corporation for  all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses  (including without limitation attorneys’ fees  and disbursements) incurred  by the member or the Delegate in connection with any threatened, pending or  completed  action, suit or other proceedings of  any nature,  whether  civil, administrative, investigative or  criminal, whether formal or informal, and whether  by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member or the Delegate may be or may have been involved, as a party or otherwise,  by reason of his or her being or having been a member of the Committee  and/or of the Board or their Delegate, whether or not he or she  continues to be a member of the Committee or of the Board or a Delegate. The provisions, protection and benefits of this Section shall apply  and exist to the  fullest extent permitted  by applicable law to and for the benefit of  all present and future members  of the Committee  and/or of the Board and/or their Delegate and their respective heirs, personal and legal  representatives, successors  and assigns, in addition to all other  rights that they may have as a matter of law, by contract, or otherwise,  except (a) to the  extent there is entitlement to insurance proceeds under insurance coverages provided  by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or  (b) to the  extent there is entitlement to indemnification from the Corporation, other than under this Section 25, on account of the same matter or proceeding  for which indemnification hereunder is claimed.

26. Clawback.  Any Award granted hereunder shall be subject to any clawback policy in effect at the Corporation or a Subsidiary, or as otherwise indicated in any Award Agreement.

27. Repricing.  Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without the prior approval of the Corporation’s shareholders.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (a) changing the terms of an Option or SAR to lower its purchase or grant price; (b) any other action that is treated as a “repricing” under generally accepted accounting principles; and (c) repurchasing for cash or canceling an Option or SAR at a time when its purchase or grant price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 23. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the participant.

28.  Miscellaneous.

(a) Any reference  contained in this Plan to a particular section or provision of law, rule or regulation, including but not limited to the Code  and the 1934 Act, shall include  any subsequently enacted or promulgated  section or provision of law, rule or regulation, as the case may be.  With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan  are intended to comply with all applicable conditions of Section 16 and the  rules  and regulations promulgated thereunder, or  any successor  rules  and regulations that may be promulgated  by the Securities  and Exchange Commission, and to the  extent  any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted  by applicable law and deemed  advisable by the Committee.

(b) Where used in this Plan, the plural shall include the singular,  and unless the  context otherwise  clearly requires, the singular shall include the plural; and the term  “affiliates” shall mean  each  and every Subsidiary and any parent of the Corporation.

(c) The captions of the numbered  sections contained in this Plan  are  for convenience only,  and shall not limit or affect the meaning, interpretation or  construction of  any of the provisions of the Plan.

(d)  This Plan is an unfunded and unsecured obligation of the Corporation.

Franklin Financial Services Corporation

VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

2019 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 5.

1. Election of Directors:

Nominee	For	Withhold
01 - Martin R. Brown	☐	☐
02 - Gregory A. Duffey	☐	☐
03 - Allan E. Jennings, Jr.	☐	☐
04 - Patricia D. Lacy	☐	☐

Proposal	For	Against	Abstain
2. Approve Compensation of Named Executive Officers (Say-on-Pay)	☐	☐	☐
3. Approve and Adopt the Amendment to the Articles of Incorporation	☐	☐	☐
4. Approve and Ratify the 2019 Omnibus Stock Incentive Plan	☐	☐	☐
5. Ratification of the Selection of Auditors	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX 413006

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Franklin Financial Services Corporation

Notice of 2019 Annual Meeting of Shareholders

The Orchards Restaurant, 1580 Orchard Drive, Chambersburg, PA 17201
Proxy Solicited by Board of Directors for Annual Meeting – April 30, 2019, 9:00 a.m. EST

Amanda M. Ducey or Joyce A. Riley, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Franklin Financial Services Corporation to be held on Tuesday, April 30, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR (Martin R. Brown), FOR (Gregory A. Duffey), FOR (Allan E. Jennings, Jr.), FOR (Patricia D. Lacy), FOR item 2 (Approve Compensation of Named Executive Officers (Say-on-Pay), FOR item 3 (Approve and Adopt the Amendment to Articles of Incorporation), FOR item 4 (Approve and Ratify the 2019 Omnibus Stock Incentive Plan), FOR item 5 (Ratification of the Selection of Auditors).

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

Franklin Financial Services Corporation

VOTE

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MR A SAMPLE
DESIGNATION (IF ANY)
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Online

Go to **www.investorvote.com/FRAF** or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 am, Central Time, on April 30, 2019.

Shareholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Franklin Financial Services Corporation Shareholder Meeting to be Held on April 30, 2019

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/FRAF

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/FRAF.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 20, 2019 to facilitate timely delivery.

2NOT COY

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Shareholder Meeting Notice

Franklin Financial Services Corporation's Annual Meeting of Shareholders will be held on April 30, 2019 at The Orchards Restaurant, 1580 Orchard Drive, Chambersburg, PA 17201, at 9:00 a.m. EST.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2-5:

1. Election of Directors:
   01 - Martin R. Brown
   02 - Gregory A. Duffey
   03 - Allan E. Jennings, Jr.
   04 - Patricia D. Lacy

2. Approve Compensation of Named Executive Officers (Say-on-Pay)

3. Approve and Adopt the Amendment to the Articles of Incorporation

5. Ratification of the Selection of Auditors

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.investorvote.com/FRAF.**
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Franklin Financial Services Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 20, 2019.